[GRAPHICS OMITTED - ACORN, COLUMN, MITER, HANDSHAKE]

     GALAXY TAXABLE BOND FUNDS

Galaxy Funds

Annual Report
October 31, 2002

Galaxy Short-Term Bond Fund

Galaxy Intermediate Government Income Fund

Galaxy Corporate Bond Fund

Galaxy Quality Plus Bond Fund

                                                   [LOGO OMITTED - GALAXY FUNDS]

PRESIDENT'S MESSAGE

Dear Galaxy Taxable Bond Fund Shareholder:

      Enclosed is the Galaxy Taxable Bond Funds' annual report for the fiscal year ended October 31, 2002. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this environment. Financial statements and a list of portfolio holdings for each Fund as of October 31, 2002 appear at the end of the report.

      During the 12-month reporting period, a period of increased economic and political uncertainty, bond prices strengthened, stock prices weakened and money market yields declined. These very different reactions by stocks, bonds and money market securities to the same economic and political conditions, as well as divergent performances within individual asset classes, demonstrate once more why investors can benefit from well-diversified portfolios with a broad mix of securities.

      Such diversification will likely be just as important going forward. Although bonds have provided investors with both income and substantial capital gains during the bear market in stocks, bond returns will likely moderate as the economy recovers and interest rates rise. Despite three years of poor returns, financial advisors say stocks remain key to the long-term savings growth that can outpace the eroding effects of inflation and taxes. With interest rates likely to rise, money market instruments and other cash investments should offer a rising stream of income, as well as capital preservation, in a changeable market environment.

      Now that the asset management businesses of Liberty Financial Companies and FleetBoston Financial Corporation have been combined under Columbia Management Group, Inc., you have a significantly broader array of investment options with which to pursue the diversification you may need in these turbulent times. We continue to suggest that you meet with your financial advisor to create the specific investment mix that is best suited to your financial goals and tolerance for risk.

      If you have any questions about the information in this report, please call us toll-free at 1-800-345-6611 or visit our Web site at www.libertyfunds.com. You may also consult your financial advisor.


Sincerely,

/S/ KEITH T. BANKS

Keith T. Banks
President

[BEGIN SIEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
[END SIDEBAR]

MARKET OVERVIEW

BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      With several shifts in the economic outlook and monetary policy during the 12 months ended October 31, 2002, bond prices also lacked a clear direction. Prices fell early in the reporting period, as the economic outlook brightened and the Federal Reserve Board (the "Fed") abandoned the aggressive cuts in interest rates it had made during 2001 for a more neutral monetary policy. Bond prices then rallied later in the period, as the economic recovery stalled and it appeared that further rate cuts would be needed. For short and intermediate maturities, which are particularly sensitive to actions by the Fed, prices were somewhat higher at the end of the reporting period than they were at the beginning. Prices for longer maturities were slightly lower when the period ended.
      By giving greater emphasis to shorter maturities and maintaining well-diversified portfolios of high quality investments, we helped the Galaxy Taxable Bond Funds earn competitive returns during the past fiscal year.

A RECOVERY ON HOLD
      When the reporting period began on November 1, 2001, five-year Treasuries were yielding 3.51% and 30-year Treasury bonds were yielding 4.81%. After declining at an annualized rate of 0.3% in the third quarter of 2001, growth in the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at a rate of 2.7% in the fourth quarter. In this environment, annual inflation rose by 1.9% and 1.6%, respectively, in November and December of 2001.
      Adding to earlier cuts in short-term interest rates that had totaled 400 basis points (4.00%), the Fed sliced rates by another 75 basis points during the last two months of 2001 to offset further economic damage from the September 11th terrorist attacks. As early signs of economic recovery suggested that the next Fed move might be a hike in short-term rates, the yields for fixed income issues began to rise.
      Ongoing strength in consumer spending during the first quarter of 2002, along with signs of recovery in other sectors, allowed the Fed to adopt a neutral monetary policy in March. Although the inflation rate fell to 1.5% during the quarter, the rate of GDP growth rose to 5.0%. With strong growth and a massive amount of monetary and fiscal stimuli in the pipeline, investors began to worry that inflation would soon accelerate. Bond yields continued to rise in this environment.
      GDP growth slowed to a more modest rate of 1.3% in the second quarter of 2002, dampened by new announcements of corporate accounting problems, rising unemployment, a decline in consumer confidence and increased potential for U.S. military action in the Middle East. Although industrial production and job growth remained stagnant in the third quarter, and consumer confidence continued to decline, actual spending by consumers held up relatively well. GDP growth improved at an estimated rate of 4.0% for the quarter. Still concerned that the economy might slip into a recession, however, and encouraged by inflation rates that remained relatively low, the Fed announced that it stood ready to cut interest rates again. After a slow slide from April through June, fixed income yields fell sharply in the final four months of the reporting period, as investors moved from stocks to bonds. When the reporting period ended on October 31, 2002, five-year Treasury securities were yielding 2.74% and 30-year Treasuries were yielding 5.01%.

EMPHASIS ON QUALITY AND DIVERSIFICATION
      In the first half of the reporting period, when it looked like a recovery was taking hold, corporate bonds outperformed Treasury securities and issues of U.S. government agencies. Corporates then underperformed in the latter half of the period, as the recovery waned and investors became concerned about the accounting integrity of corporate earnings. Throughout the period, higher quality corporates (with credit ratings of AA or AAA) outperformed lower quality issues.
      In this environment, the Galaxy Taxable Bond Funds benefited from diverse portfolios that emphasized higher quality investments. Throughout the period, we found many attractive investment opportunities in the corporate sector and added to positions there. We also increased investments in mortgage-backed securities, asset-backed securities, and the debt of foreign firms - sectors that performed relatively well for the period. For the most part, we gave greater attention to the outperforming short- and intermediate-term sectors.

YIELDS SET TO RISE
      Despite continued overcapacity in some industries, many businesses have started to replace their older equipment. For the third quarter of 2002, in fact, business spending was the strongest in two years. The economy should further benefit from solid productivity, expanded gov-

[BEGIN SIDEBAR]
"THROUGHOUT THE PERIOD, WE FOUND MANY ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE CORPORATE SECTOR AND ADDED TO POSITIONS THERE."
[END SIDEBAR]

[BEGIN SIDEBAR]
"A WEAKENING OF CONSUMER CONFIDENCE, DUE LARGELY TO SLOW JOB GROWTH, A SHAKY STOCK MARKET AND THE CONTINUED THREAT OF WAR WITH IRAQ, SUGGESTS THAT THE PACE OF RECOVERY MAY REMAIN SLOW AND UNEVEN THROUGH THE MIDDLE OF 2003."
[END SIDEBAR]

ernment spending, increased liquidity, further cuts in federal income taxes, and interest rates that are likely to remain historically low. The Fed recently demonstrated continued support for the recovery by cutting interest rates an unexpected 50 basis points on November 6. Although the Fed subsequently resumed a neutral monetary policy, it has pledged further rate cuts if growth remains stagnant.
      A weakening of consumer confidence, due largely to slow job growth, a shaky stock market and the continued threat of war with Iraq, suggests that the pace of recovery may remain slow and uneven through the middle of 2003. If the recovery then accelerates, as we expect, GDP growth could average 2.6% for the year. With current excesses in manufacturing capacity, minimal upward pressure on wages, and a reduced ability by businesses to raise prices, we believe inflation will remain below 3.0%.
      As long as further cuts in short-term interest rates are possible, bond yields should remain volatile. In the coming year, however, we believe interest rates and yields will start to rise. As a result, we plan to continue positioning the portfolios of the Galaxy Taxable Bond Funds for both higher yields and the outperformance by corporates and other "spread products" that an economic recovery would bring.

PERFORMANCE AT-A-GLANCE


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

AS OF OCTOBER 31, 2002                       1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)                   -2.58%     4.24%     4.68%
.........................................................................
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)                      0.35      5.64      5.39
.........................................................................
Quality Plus Bond Fund
(INCEPTION DATE 12/14/90)                    0.61      5.78      6.48
------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*

AS OF OCTOBER 31, 2002                1 YEAR      5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------

Quality Plus Bond Fund
(INCEPTION DATE 11/1/98)              0.62%         N/A          4.65%
--------------------------------------------------------------------------

* Return figures for Retail A Shares have been restated to include the effect of the maximum 4.75% front-end sales charge, which became effective on January 1, 2001. Return figures for Prime AShares include the effect of the maximum 4.75% front-end sales charge.
** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                                                                       10 YEARS/
AS OF OCTOBER 31, 2002                                                                  1 YEAR          5 YEARS     LIFE OF FUND++
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund (INCEPTION DATE 12/30/91)                                           2.51%           5.52%          5.39%
...................................................................................................................................
Intermediate Government Income Fund (INCEPTION DATE 9/1/88)                              5.59            6.97           6.13
...................................................................................................................................
Corporate Bond Fund (INCEPTION DATE 12/12/94)                                            6.49            6.75           7.58
...................................................................................................................................
Quality Plus Bond Fund (INCEPTION DATE 12/14/90)                                         5.86            7.01           7.16
----------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                       1 YEAR           1 YEAR           5 YEAR          5 YEAR        LIFE OF FUND    LIFE OF FUND
                                   RETURNS BEFORE    RETURNS AFTER   RETURNS BEFORE   RETURNS AFTER   RETURNS BEFORE   RETURNS AFTER
                                     CONTINGENT       CONTINGENT       CONTINGENT      CONTINGENT       CONTINGENT      CONTINGENT
                                      DEFERRED         DEFERRED         DEFERRED        DEFERRED         DEFERRED        DEFERRED
                                    SALES CHARGE     SALES CHARGE     SALES CHARGE    SALES CHARGE     SALES CHARGE    SALES CHARGE
AS OF OCTOBER 31, 2002                DEDUCTED         DEDUCTED*        DEDUCTED        DEDUCTED*        DEDUCTED        DEDUCTED*
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)                1.57%           -3.33%            4.55%            4.04%            4.48%           4.37%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)               4.52            -0.48              N/A              N/A             5.28            4.41
------------------------------------------------------------------------------------------------------------------------------------
Quality Plus Bond Fund
(INCEPTION DATE 3/4/96)                4.90            -0.10             6.14             5.66             5.91            5.80
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES***

                                       1 YEAR           1 YEAR           5 YEAR          5 YEAR        LIFE OF FUND    LIFE OF FUND
                                   RETURNS BEFORE    RETURNS AFTER   RETURNS BEFORE   RETURNS AFTER   RETURNS BEFORE   RETURNS AFTER
                                     CONTINGENT       CONTINGENT       CONTINGENT      CONTINGENT       CONTINGENT      CONTINGENT
                                      DEFERRED         DEFERRED         DEFERRED        DEFERRED         DEFERRED        DEFERRED
                                    SALES CHARGE     SALES CHARGE     SALES CHARGE    SALES CHARGE     SALES CHARGE    SALES CHARGE
AS OF OCTOBER 31, 2002                DEDUCTED         DEDUCTED*        DEDUCTED        DEDUCTED*        DEDUCTED        DEDUCTED*
------------------------------------------------------------------------------------------------------------------------------------
Quality Plus Bond Fund
(INCEPTION DATE 11/1/98)               4.86%           -0.14%             N/A              N/A             5.19%           4.54%

++   Return figures shown are average annual total returns for the 10 years ended October 31, 2002 for the Short-Term Bond,
     Intermediate Government Income and Quality Plus Bond Funds and for the period from inception through October 31, 2002 for the
     Corporate Bond Fund.
*    As if shares were redeemed at end of period.
**   Return figures for Retail B Shares have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase.
     Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B
     Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares after six years. Retail B Shares of the Quality Plus
     Bond Fund issued in connection with The Pillar Funds reorganization ("Pillar Retail B Shares") (i) are subject to a 5.50%
     contingent deferred sales charge if shares are redeemed within the first year after purchasing the Pillar Fund Class B Shares held prior to the reorganization, decreasing to 5.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares eight years after purchasing the Pillar
     Fund Class B Shares held prior to the reorganization. The average annual total returns for Retail B Shares purchased prior to
     January 1, 2001 and for Pillar Retail BShares may be different than those shown above.
***  Prime B Shares (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Prime A Shares after eight years.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[LOGO OMITTED - GALAXY FUNDS]

THE TAXABLE BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC. MANAGES THE GALAXY SHORT-TERM BOND FUND.
[END SIDEBAR]
GALAXY SHORT-TERM BOND FUND

BY THE TAXABLE BOND PORTFOLIO
MANAGEMENT TEAM
      In a year when changing economic forecasts favored investments with the highest credit ratings, the Galaxy Short-Term Bond Fund benefited from its emphasis on a portfolio that was well-diversified among sectors and issuers. This approach helped to offset poor returns in the beginning of the year from certain corporate holdings that fell prey to accounting concerns and strained balance sheets.
      During the 12 months ended October 31, 2002, the Fund's Trust Shares had a total return of 2.51% and its Retail A Shares had a total return of 2.25% before deducting the maximum 4.75% front-end sales charge. Over the same time, the Fund's Retail B Shares had a total return of 1.57% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)
      During the 12-month period, the short-term bond funds tracked by Lipper Inc. ("Lipper"), a mutual fund performance tracking service, earned an average total return of 2.63% and the Lehman Brothers One-to-Three-Year Government Index had a total return of 4.91%.
      On October 31, 2002, when the reporting period ended, the Fund's Trust Shares had a 30-day Securities & Exchange Commission ("SEC") annualized yield of 2.74%. On the same date, the 30-day SEC annualized yields for Retail A Shares and Retail B Shares of the Fund were 2.39% and 1.78%, respectively.

UNPRECEDENTED PRICE VOLATILITY
      At the beginning of the reporting period, the corporate bond market focused on accounting fraud at a few select corporations, as well as the lack of effective oversight of management by company boards of directors that seemed to plague a number of large firms. These concerns, coupled with the wringing out of various excesses from the "speculative bubble" that affected the entire telecommunications sector, made for an extremely challenging investment environment. Anticipating reduced credit ratings for many issues into the speculative grade, as well as a probability of default by some issuers, the telecom sector underperformed massively, posting sharply negative returns.
      In the second half of the fiscal year, the corporate bond market was further impacted by a deteriorating stock market, which was suffering from over-leveraged balance sheets and announcements of lower than expected earnings. As in the stock market, all sectors of the corporate bond market were negatively impacted. During this time, we reduced the Fund's overall corporate exposure and continued to diversify among issuers by paring back larger positions. We used new cash that came into the Fund to buy Treasuries, issues of U.S. government agencies and asset-backed securities with the highest credit ratings. Throughout the reporting period, we focused on shorter maturities that would be less vulnerable to price declines once the economy strengthened and interest rates began to rise.

CORPORATES SHOULD AGAIN OUTPERFORM
      We believe that the Fund is well positioned for 2003. Although the recovery may proceed more slowly than investors expected, growth should accelerate through the year. As stronger growth and tighter accounting standards improve corporate balance sheets, corporate bonds should outperform. Having lagged in the recent bond rally, shorter maturities could outpace longer maturities in months to come.
      Once stronger growth has taken hold, we may further increase the Fund's corporate exposure. In the meantime, we plan to purchase agencies and asset-backed securities, whose yields remain relatively attractive, and take advantage of selected opportunities in the Treasury sector.

PORTFOLIO REVIEWS

GALAXY SHORT-TERM BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  38%
CORPORATE NOTES AND BONDS                               31%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES             15%
REPURCHASE AGREEMENT                                    12%
FOREIGN BONDS & NET OTHER ASSETS AND LIABILITIES         4%

GALAXY SHORT-TERM BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN BROTHERS
               ONE TO THREE
              YEAR GOVERNMENT    TRUST    RETAIL A   RETAIL B
                BOND INDEX       SHARES    SHARES     SHARES
12/30/91            10000        10000       9525
10/31/92            10543        10521      10020
10/31/93            11155        11256      10720
10/31/94            11282        11181      10647
10/31/95            12279        12249      11635
03/04/96            12533        12470      11834      10000
10/31/96            13014        12850      12173       9717
10/31/97            13857        13592      12859      10325
10/31/98            14919        14501      13684      10937
10/31/99            15352        14888      14016      11140
10/31/00            16143        15787      14823      11817
10/31/01            17947        17348      16249      12986
10/31/02            19160        17782      16616      13393

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SEVENTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/91 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
      In a changing economic and market climate, the Galaxy Intermediate Government Income Fund benefited from an emphasis on securities with higher credit quality, sizable holdings in short and intermediate maturities, and a strong selection of individual investments.
      For the 12 months ended October 31, 2002, the Fund's Trust Shares had a total return of 5.59%. Over the same time, the Fund's Retail A Shares had a total return of 5.32% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 4.52% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)
      Those total returns compare with an average total return of 5.31% for the intermediate U.S. government bond funds tracked by Lipper, and total returns of 5.89% for the Lehman Brothers Aggregate Bond Index and 5.91% for the Lehman Brothers Intermediate Government/ Credit Bond Index. As of October 31, 2002, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares and Retail B Shares were 3.69%, 3.27% and 2.70%, respectively.

FOCUS ON QUALITY
      Expecting the start of an economic recovery and greater interest rate stability, we had increased investments in corporate bonds and mortgage-backed securities before the reporting period began. We continued to increase the Fund's corporate and mortgage holdings in the first half of the period - always emphasizing issues with strong credit quality. With a brightening economic climate, these issues outperformed. We also added asset-backed securities at this time. Like mortgage-backed securities, the asset-backed sector benefited as stable interest rates slowed the payoff of consumer debt. In

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.
[END SIDEBAR]

PORTFOLIO REVIEWS

addition, we took advantage of a change in the Fund's investment policies that allowed us to purchase the securities of foreign issuers. These securities also performed relatively well.
      During the second half of the period, in keeping with a requirement that the Fund maintain at least 80% of its portfolio in government issues, we traded corporate bonds for issues of U.S. government agencies. To replace some of the yield that was lost in this shift, we emphasized issues of smaller agencies whose yields were relatively more attractive.
      Throughout the year, we maintained a "bulleted" structure for the portfolio that represented a range of different maturities. By giving added weight to short and intermediate maturities, we were able to take advantage of the outperformance by those sectors.

MAKING THE MOST OF RISING INTEREST RATES
      With the greater likelihood in coming months that interest rates will start to rise, we have recently been moving toward a "barbelled" maturity structure that emphasizes short- and long-term issues. Once a recovery takes hold, we plan to make a further increase in shorter-term holdings, whose prices tend to hold up better when interest rates rise. Because higher rates typically discourage homeowners from refinancing their mortgages, we expect mortgage-backed securities to outperform in the months ahead and may shift money from Treasuries into that sector.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          41%
MORTGAGE-BACKED SECURITIES                                      39%
CORPORATE NOTES AND BONDS                                       12%
FOREIGN BONDS                                                    4%
REPURCHASE AGREEMENT, & NET OTHER ASSETS AND LIABILITIES         3%
ASSET-BACKED SECURITIES                                          1%

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                LEHMAN BROTHERS
             LEHMAN BROTHERS     INTERMEDIATE
              AGGREGATE BOND   GOVERNMENT/CREDIT   TRUST    RETAIL A   RETAIL B
                  INDEX           BOND INDEX       SHARES    SHARES     SHARES
09/01/88          10000             10000          10000       9525
10/31/88          10419             10307          10390       9895
10/31/89          11658             11399          11451      10907
10/31/90          12394             12240          11687      11132
10/31/91          14354             13933          13482      12841
10/31/92          15766             15327          14958      14247
10/31/93          17637             16850          16014      15316
10/31/94          16990             16525          15310      14639
10/31/95          19649             18597          17329      16520
10/31/96          20797             19678          18022      17111
10/31/97          22647             21152          19376      18365
10/31/98          24761             23080          21221      20059      10000
10/31/99          24893             23308          21038      19836       9353
10/31/00          26711             24813          22572      21226      10053
10/31/01          30600             28349          25696      24096      11351
10/31/02          32401             30026          27132      25272      11882

* SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDICES ARE CALCULATED SINCE 8/31/88 BECAUSE THE INDICES RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID LINDSAY]

DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]

GALAXY CORPORATE BOND FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER
      Although accounting scandals and weak company earnings caused corporate bonds as a whole to underperform government securities for the 12 months ended October 31, 2002, higher quality corporate issues performed relatively well. By emphasizing higher quality bonds and making selected investments in medium quality issues with attractive yields, we helped the Fund perform well relative to Funds with similar investment objectives.
      For the 12 months ended October 31, 2002, Trust Shares of the Galaxy Corporate Bond Fund earned a total return of 6.49%. That compares to an average total return of 3.71% for the intermediate investment-grade bond funds tracked by Lipper and a total return of 5.91% for the Lehman Brothers Intermediate Government/Credit Bond Index. At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 3.70%.

AN INCREASED WEIGHTING IN CORPORATES
      During the summer and fall of 2001, we increased the Fund's weighting in corporate issues. For the most part, we bought high quality issues from economically defensive sectors - while also making selective purchases of medium quality issues whose prices and yields were particularly attractive.
      We further enlarged the Fund's corporate position during the reporting period - adding debt from both cyclical sectors that could benefit from an improving economy and other industry groups. We maintained our focus on higher quality debt, while continuing to take advantage of individual investment opportunities in medium quality bonds. At a time when interest rates were historically low, the inclusion of medium quality bonds helped to enhance the Fund's yield.
      To make these purchases, we sold holdings in mortgage-backed and asset-backed securities, Treasuries and Federal Agency issues. Throughout the period, we maintained sizable positions in high quality Yankee bonds, which are dollar-denominated obligations issued in the U.S. by foreign entities. Outperformance by Yankees further improved the Fund's returns.
      Most of the purchases we made during the reporting period were concentrated in maturities of five to ten years. Although intermediate-term issues underperformed in the first part of the reporting period, they outperformed in the months that followed and should buffer Fund returns if interest rates start to rise and bond prices decline.

CORPORATE POSITION COULD EXPAND
      While we believe that the Fund is well positioned for a stronger economic recovery, we may continue to increase corporate positions moderately. Corporate yields are quite attractive versus yields in other sectors, and we expect corporates to outperform as the recovery proceeds. Recent Fund investments in the corporate area include debt of banking, electric power, food, financial, paper, energy and retail firms. To make further purchases of corporate bonds, we would probably trim the Fund's holdings in Treasuries - which offer less value and would likely underperform as the economy improves.

GALAXY CORPORATE BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                               69%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  15%
FOREIGN BONDS                                           11%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES  3%
ASSET-BACKED SECURITIES                                  2%

GALAXY CORPORATE BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LEHMAN BROTHERS
             INTERMEDIATE
           GOVERNMENT/CREDIT   TRUST
              BOND INDEX       SHARES
12/12/94         10000         10000
10/31/95         11306         11385
10/31/96         11963         11930
10/31/97         12859         12832
10/31/98         14031         13983
10/31/99         14169         13868
10/31/00         15084         14657
10/31/01         17234         16707
10/31/02         18253         17791

* SINCE INCEPTION ON 12/12/94. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 11/30/94 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY QUALITY PLUS BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.
[END SIDEBAR]

GALAXY QUALITY PLUS BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
      At a time when bonds with higher credit quality and shorter maturities outperformed, the Galaxy Quality Plus Bond Fund benefited from an emphasis on these sectors. Of further help were strong relative performances by individual holdings in corporate, asset-backed and mortgage-backed securities.
      For the 12 months ended October 31, 2002, the Fund's Trust Shares earned a total return of 5.86%. Over the same time, its Retail A Shares had a total return of 5.63% before deducting the maximum 4.75% front-end sales charge and its Retail B Shares had a total return of 4.90% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of 5.64% before deducting the maximum 4.75% front-end sales charge and its Prime B Shares had a total return of 4.86% before deducting the maximum 5.00% contingent deferred sales charge (Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)
      During the 12-month period, the A-rated corporate bond funds tracked by Lipper had an average total return of 3.61%, and the Lehman Brothers Government/Credit Bond Index had a total return of 5.49%. On October 31, 2002, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares were 3.93%, 3.55%, 3.02%, 3.55% and 2.98%, respectively.

A SIZABLE INCREASE IN CORPORATES
      We started to add corporate bonds early in 2001, before the 12-month reporting period began, as sharp cuts in interest rates raised the potential for economic recovery. We continued to increase corporate positions during the reporting period, giving added emphasis to issues from the "cyclical" sectors that tend to benefit most from a recovery. Although corporate bonds underperformed as a whole in the second half of the period, the higher quality corporates where we concentrated our investments generally outperformed. Fund returns also benefited from our strong selection of corporate holdings.
      Increases in mortgage-backed and asset-backed securities further enhanced Fund returns. These issues performed especially well in the first half of the period, when stable interest rates slowed home loan prepayments and the payoff of credit card debt. When falling rates caused mortgage-backed securities to underperform Treasuries later in the period, the Fund benefited from an emphasis on "seasoned" mortgages with lower prepayment risk. Taking advantage of a change in the Fund's investment policy during the period, we also increased debt from foreign issuers, which enjoyed a solid relative performance.
      Throughout the period, we used a "bulleted" structure for the portfolio that included a broad range of maturities. By giving added weight to short and intermediate maturities, we maximized the outperformance of those sectors. The small amount of yield lost to a greater weighting at the short end of the curve was more than offset by the higher yields from increased positions in non-government issues.

LOOKING AHEAD
      During the period, we made selected additions of corporates in the mid-to-lower range of credit quality (rated "A" and "BBB"), which offered yields and prices that were quite attractive. Although we plan to maintain our emphasis on higher credit quality in months to come, we may further increase holdings in lesser quality issues, which should outperform as a recovery takes hold. To make these purchases, we would likely sell issues of U.S. government agencies and some of the Fund's higher quality corporate holdings that have performed particularly well.
      Given the recent outperformance by intermediate-term issues, we have started to move toward a "barbelled" portfolio structure that concentrates maturities in shorter- and longer-term issues. Once the recovery is more certain, we may further increase positions in shorter-term securities, whose prices can better weather an interest rate climb.

PORTFOLIO REVIEWS

GALAXY QUALITY PLUS BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                       44%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS          22%
MORTGAGE-BACKED SECURITIES                      14%
FOREIGN BONDS                                   10%
ASSET-BACKED SECURITIES                          7%
MUNICPAL SECURITIES, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                 3%

GALAXY QUALITY PLUS BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN BROTHERS
             GOVERNMENT/CREDIT   TRUST    RETAIL A   RETAIL B  PRIME A  PRIME B
                BOND INDEX       SHARES    SHARES     SHARES    SHARES   SHARES
12/14/90          10000          10000      9525
10/31/91          11291          11003     10480
10/31/92          12478          12139     11562
10/31/93          14180          14037     13368
10/31/94          13522          12859     12244
10/31/95          15707          15259     14505
03/04/96          15956          17569     16732       10000
10/31/96          16554          15939     15120        9626
10/31/97          18013          17271     16362       10483
10/31/98          19864          19084     18056       11541     9525    10000
10/31/99          19732          18602     17576       11170     9269     9197
10/31/00          21139          19955     18813       11999     9918     9903
10/31/01          24377          22896     21531       13772    11354    11375
10/31/02          25717          24236     22745       14556    11994    11943

* SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES AND PRIME ASHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SEVENTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FOURTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 11/30/94 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]
                    TRUSTEES AND
            PRINCIPAL EXECUTIVE OFFICERS

                Dwight E. Vicks, Jr.
                CHAIRMAN AND TRUSTEE

                   John T. O'Neill
                       TRUSTEE

                  Louis DeThomasis,
                    F.S.C., Ph.D.
                       TRUSTEE

                  Kenneth A. Froot
                       TRUSTEE

                    James M. Seed
                       TRUSTEE

                  Donald B. Miller
                  EMERITUS TRUSTEE

                 Bradford S. Wellman
                  EMERITUS TRUSTEE

                   Keith T. Banks
                      PRESIDENT

                J. Kevin Connaughton
                      TREASURER

                      W. Bruce
                   McConnel, Esq.
                      SECRETARY

               INVESTMENT ADVISOR AND
                   ADMINISTRATOR

                  Fleet Investment
                    Advisors Inc.
                 100 Federal Street
                  Boston, MA 02110

                     DISTRIBUTOR

                    Liberty Funds
                  Distributor, Inc.
                One Financial Center
                Boston, MA 02111-2621

                INDEPENDENT AUDITORS

                  Ernst & Young LLP
                200 Clarendon Street
                  Boston, MA 02116

                    LEGAL COUNSEL

             Drinker Biddle & Reath LLP
                  One Logan Square
               18th and Cherry Streets
                  Philadelphia, PA
                     19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 1-800-345-6611. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                       [GRAPHIC OMITTED - RECYCLE SYMBOL]

                   This report was printed on recycled paper.

                      This page left blank intentionally.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.04%

                U.S. TREASURY NOTES - 13.45%

$ 7,100,000     6.25%, 02/15/03..................  $   7,198,186
  4,750,000     4.25%, 11/15/03..................      4,892,766
  1,000,000     5.88%, 11/15/04..................      1,083,685
  6,000,000     5.88%, 11/15/05..................      6,659,748
  8,000,000     3.50%, 11/15/06..................      8,299,336
  1,125,000     3.25%, 08/15/07..................      1,151,236
                                                   -------------
                                                      29,284,957
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.71%

  3,250,000     3.25%, 11/15/04..................      3,335,273
  5,000,000     3.88%, 02/15/05..................      5,202,120
  3,850,000     4.30%, 05/31/05..................      3,897,116
  1,395,314     6.00%, 10/01/06, Pool #M90681....      1,445,458
    587,710     7.50%, 09/01/15, Pool #E81452....        624,993
  2,488,595     3.34%, 09/25/16, Series T-41
                Class 1A1, CMO...................      2,484,763
      6,009     7.00%, 05/01/19, Pool #D29158....          6,131
    868,862     7.00%, 06/15/22, Series 1283
                Class K, CMO.....................        913,309
    127,955     6.50%, 11/15/23, Series 2008
                Class A, CMO.....................        128,677
    880,528     6.50%, 04/15/25, Series 1839
                Class C, CMO.....................        899,487
  3,645,980     5.50%, 12/15/26, Series 2387
                Class D, CMO.....................      3,731,081
    602,114     8.50%, 07/01/30, Pool #C40561....        644,638
                                                   -------------
                                                      23,313,046
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.01%

        869     8.95%, 05/25/03, Series 1988-10
                Class B, CMO.....................            879
  3,500,000     3.50%, 08/12/05..................      3,513,023
    334,178     6.50%, 03/01/12, Pool #313409....        352,348
    535,779     6.00%, 01/01/14, Pool #482523....        562,233
    534,130     8.00%, 05/01/15, Pool #357074....        570,685
    694,796     7.50%, 08/01/15, Pool #253390....        739,741
  3,265,550     6.00%, 01/25/16, Series 2002-42
                Class A, CMO.....................      3,400,204
  3,912,059     6.00%, 02/01/17, Pool #632851....      4,080,766
  1,984,776     6.00%, 05/01/17, Pool #647694....      2,070,370
  4,350,973     3.09%, 12/25/28, Series 2002-W6
                Class 1A1, CMO...................      4,342,445
    366,351     8.00%, 08/01/30, Pool #253398....        391,881
  1,111,796     8.00%, 05/01/31, Pool #586461....      1,189,274
    543,002     8.00%, 07/01/31, Pool #253905....        580,842
                                                   -------------
                                                      21,794,691
                                                   -------------

                FEDERAL HOME LOAN BANK - 3.00%

  5,250,000     6.38%, 11/14/03, Series EJ03.....      5,510,379
  1,000,000     3.75%, 04/15/04, Series 303......      1,029,880
                                                   -------------
                                                       6,540,259
                                                   -------------

  PAR VALUE                                             VALUE
  ---------                                           ---------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.87%

$   741,291     6.50%, 09/15/13, Pool #476201....  $     784,147
    455,055     7.00%, 11/15/13, Pool #780921....        486,055
    122,539     7.00%, 04/15/29, Pool #458548....        128,857
    439,498     7.00%, 04/15/29, Pool #458549....        462,160
     37,810     7.00%, 08/15/29, Pool #509742....         39,760
                                                   -------------
                                                       1,900,979
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     82,833,932
                                                   -------------
                (Cost $81,478,847)

CORPORATE NOTES AND BONDS - 31.05%

                FINANCE - 8.75%

    865,000     Bombardier Capital, Inc.
                7.30%, 12/15/02 (A)..............        856,731
  2,000,000     Bombardier Capital, Inc.
                4.02%, 11/21/03 (A)(B)...........      1,909,596
  1,175,000     Countrywide Home Loans, Inc.
                Series J, Company Guaranteed, MTN
                5.25%, 06/15/04..................      1,211,567
    515,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 05/03/04..................        554,061
  1,250,000     General Electric Capital Corp.
                Series A, MTN
                1.95%, 03/15/05 (B)..............      1,246,025
  1,600,000     General Electric Capital Corp.
                Series A, MTN
                5.00%, 02/15/07..................      1,676,179
  3,000,000     Household Finance Corp., MTN
                2.15%, 05/28/04 (B)..............      2,764,749
    850,000     Merrill Lynch & Co., Series B, MTN
                4.54%, 03/08/05..................        876,098
  1,600,000     Morgan Stanley Dean Witter Co.
                5.80%, 04/01/07..................      1,716,048
  1,065,000     National Rural Utilities Cooperative
                Finance Corp.
                5.25%, 07/15/04..................      1,105,059
  2,000,000     Textron Financial Corp.
                2.13%, 12/09/02 (B)..............      1,999,310
  1,000,000     USL Capital Corp., Series D, MTN
                6.40%, 12/20/02..................        999,614
  2,000,000     Verizon Global Funding Corp.
                6.75%, 12/01/05..................      2,142,326
                                                   -------------
                                                      19,057,363
                                                   -------------

                BASIC MATERIALS - 3.52%

  3,000,000     Alcoa, Inc.
                2.06%, 12/06/04 (B)..............      3,001,692
  1,000,000     International Paper Co.
                8.00%, 07/08/03..................      1,036,895
  2,000,000     Weyerhaeuser Co.
                2.95%, 09/15/03 (B)..............      1,999,154


                       SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                BASIC MATERIALS (CONTINUED)

$ 1,550,000     Weyerhaeuser Co.
                6.00%, 08/01/06..................  $   1,628,210
                                                   -------------
                                                       7,665,951
                                                   -------------

                COMMUNICATIONS - 3.50%

  1,750,000     AOL Time Warner, Inc.
                Company Guaranteed
                6.13%, 04/15/06..................      1,732,439
  1,000,000     AT&T Corp., Senior Note
                6.50%, 11/15/06..................      1,001,049
  2,000,000     Gannett Co., Inc.
                4.95%, 04/01/05..................      2,112,362
  1,000,000     Sprint Capital Corp.
                Company Guaranteed
                6.00%, 01/15/07..................        807,742
  2,000,000     Verizon Wireless Capital LLC
                2.22%, 12/17/03 (A)(B)...........      1,960,880
                                                   -------------
                                                       7,614,472
                                                   -------------

                AUTOMOBILE FINANCE - 3.39%

  2,500,000     Associates Corp. of North America
                Senior Note
                5.75%, 11/01/03..................      2,602,972
  2,500,000     Ford Motor Credit Co.
                6.88%, 02/01/06..................      2,306,492
  2,500,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................      2,478,308
                                                   -------------
                                                       7,387,772
                                                   -------------

                UTILITIES - 2.88%

  1,750,000     Constellation Energy Group, Inc.
                6.35%, 04/01/07..................      1,764,597
    835,000     Indiana Michigan Power Co.
                Series C, Senior Note
                6.13%, 12/15/06..................        802,713
    750,000     Monongahela Power Co., First Mortgage
                5.00%, 10/01/06..................        683,471
  1,750,000     Northern States Power, Minnesota
                First Mortgage
                6.38%, 04/01/03..................      1,742,995
  1,200,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..................      1,269,902
                                                   -------------
                                                       6,263,678
                                                   -------------

                ENERGY - 2.60%

  1,800,000     ConocoPhillips
                8.50%, 05/25/05..................      2,050,157
  2,500,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..................      2,581,345

  PAR VALUE                                             VALUE
  ---------                                           ---------

                ENERGY (CONTINUED)

$   975,000     Kerr-McGee Corp.
                Company Guaranteed
                5.38%, 04/15/05..................  $   1,026,466
                                                   -------------
                                                       5,657,968
                                                   -------------

                CONSUMER CYCLICAL - 2.58%

  2,000,000     Sears Roebuck Acceptance Corp.
                Series 3, MTN
                6.56%, 11/20/03..................      2,001,116
  1,000,000     Target Corp.
                5.95%, 05/15/06..................      1,082,450
  2,500,000     Wal-Mart Stores, Inc.
                3.25%, 09/29/03..................      2,530,057
                                                   -------------
                                                       5,613,623
                                                   -------------

                CONSUMER STAPLES - 2.49%

  3,000,000     Colgate Palmolive Co., Series D, MTN
                1.88%, 08/16/04 (B)..............      3,005,178
  1,250,000     Kellogg Co., Series B
                6.00%, 04/01/06..................      1,361,471
  1,000,000     Pepsi Bottling Holdings, Inc.
                Company Guaranteed
                5.38%, 02/17/04 (A)..............      1,043,783
                                                   -------------
                                                       5,410,432
                                                   -------------

                TECHNOLOGY - 0.73%

  1,500,000     IBM Corp.
                4.88%, 10/01/06..................      1,590,057
                                                   -------------

                INDUSTRIAL - 0.61%

  1,250,000     Deere & Co.
                6.55%, 07/15/04..................      1,333,781
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     67,595,097
                                                   -------------
                (Cost $66,979,010)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 14.64%

  2,000,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-4
                6.26%, 06/15/07..................      2,104,549
  2,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A8, Class A-8
                4.10%, 12/07/06..................      2,077,642
  2,650,000     Citibank Credit Card Master Trust, Series A
                5.95%, 10/07/04..................      2,746,433
  2,025,000     Citicorp Mortgage Securities, Inc.
                Series 1998-9, Class A-10, CMO
                6.50%, 10/25/28..................      2,057,279
  1,268,168     Countrywide Home Loans
                Series 2001-16, Class 1-A-10, CMO
                6.75%, 10/25/31..................      1,290,843


                       SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

$   400,828     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..................  $     401,045
  2,000,000     Discover Card Master Trust I
                Series 2001-5, Class A
                5.30%, 11/16/06..................      2,101,056
  1,000,000     Ford Credit Auto Owner Trust
                Series 2000-C, Class A-5
                7.26%, 07/15/04..................      1,039,059
  3,000,000     Ford Credit Auto Owner Trust
                Series 2002-B, Class A-3A
                4.14%, 12/15/05..................      3,088,637
  1,525,000     Harley Davidson Motorcycle Trust
                Series 2002-2, Class A-2
                3.09%, 06/15/10..................      1,546,283
  2,750,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................      2,872,874
  2,000,000     Honda Auto Receivables Owner Trust
                Series 2002-3, Class A-3
                3.00%, 05/18/06..................      2,031,637
  2,500,000     Nissan Auto Receivables Owner Trust
                Series 2002-B, Class A-4
                4.60%, 09/17/07..................      2,627,769
    943,553     Residential Funding Mortgage Securities I
                Series 2000-S2, Class A-3, CMO
                7.50%, 02/25/30..................        985,454
  1,675,000     Toyota Auto Receivables Owner Trust
                Series 2001-C, Class A-4
                4.72%, 09/15/08..................      1,755,954
      3,214     University Support Services, Inc.
                Series 1993-A, Class B
                6.50%, 08/20/08 (B)..............          3,264
  3,057,402     Wells Fargo Mortgage-Backed
                Securities Trust
                Series 2002-D, Class 1-A-1, CMO
                5.50%, 08/25/32 (B)..............      3,140,799
                                                   -------------
                TOTAL ASSET-BACKED AND
                MORTGAGE-BACKED SECURITIES ......     31,870,577
                                                   -------------
                (Cost $31,324,282)

FOREIGN BONDS - 2.85%

  1,000,000     Government of Canada
                6.75%, 08/28/06 (D)..............      1,136,072
  1,250,000     France Telecom
                8.70%, 03/01/06 (C)(D)...........      1,340,300
  1,000,000     Nestle Holdings Plc
                5.00%, 12/08/03 (E)..............      1,035,238
  2,500,000     Province of Quebec
                5.50%, 04/11/06 (D)..............      2,702,150
                                                   -------------
                TOTAL FOREIGN BONDS .............      6,213,760
                                                   -------------
                (Cost $5,770,762)

  PAR VALUE                                             VALUE
  ---------                                           ---------

REPURCHASE AGREEMENT - 11.82%

$ 25,742,000    Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.89%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $25,743,351
                (Collateralized by U.S. Treasury Bill,
                Bonds & Agency Obligations, 3.38% - 7.88%
                Due 05/01/2003 - 05/15/2030;
                Total Par $25,732,281
                Market Value $26,262,755)........  $  25,742,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     25,742,000
                                                   -------------
                (Cost $25,742,000)
TOTAL INVESTMENTS - 98.40%.......................    214,255,366
                                                   -------------
(Cost $211,294,901)
NET OTHER ASSETS AND LIABILITIES - 1.60%.........      3,484,914
                                                   -------------
NET ASSETS - 100.00%.............................  $ 217,740,280
                                                   =============

----------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On October 31, 2002, these securities amounted to $5,770,990 or 2.65% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2002.
(C) Step-up Bond. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon shown reflects the rate in effect on October 31, 2002.
(D)    U.S. Dollar-Denominated
(E)    Euro-Dollar Bond
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.65%

                U.S. TREASURY NOTES - 18.86%

$ 3,250,000     5.25%, 05/15/04..................  $   3,434,970
    900,000     6.00%, 08/15/04..................        969,973
  6,190,000     2.13%, 08/31/04..................      6,246,187
  4,675,000     5.88%, 11/15/04..................      5,066,227
 12,150,000     6.75%, 05/15/05..................     13,596,615
 11,500,000     6.50%, 08/15/05..................     12,893,811
 18,200,000     5.75%, 11/15/05..................     20,131,621
  3,000,000     5.63%, 02/15/06..................      3,324,210
    500,000     7.00%, 07/15/06..................        580,835
  3,000,000     6.50%, 10/15/06..................      3,450,120
  2,770,000     6.25%, 02/15/07..................      3,181,456
  5,500,000     6.63%, 05/15/07..................      6,430,022
  2,500,000     3.25%, 08/15/07..................      2,558,302
  2,125,000     6.13%, 08/15/07..................      2,444,271
    800,000     6.00%, 08/15/09..................        924,906
    250,000     5.00%, 02/15/11..................        272,717
    150,000     5.00%, 08/15/11..................        163,439
 16,150,000     4.38%, 08/15/12..................     16,770,774
                                                   -------------
                                                     102,440,456
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 6.40%

  1,830,000     A.I.D. Israel, Series 2-C
                5.63%, 09/15/03..................      1,889,803
  5,000,000     Private Export Funding Corp., Series C
                6.31%, 09/30/04..................      5,405,020
  2,000,000     Private Export Funding Corp., Series M
                5.34%, 03/15/06..................      2,169,520
  4,890,447     Small Business Administration
                Participation Certificates
                Series 1998-20I, Class 1, CMO
                6.00%, 09/01/18..................      5,314,104
  4,300,000     Small Business Administration
                Participation Certificates
                Series 2002-20G, Class 1, CMO
                5.66%, 07/01/22..................      4,546,553
  5,000,000     Small Business Administration
                Participation Certificates
                Series 2002-20H, Class 1, CMO
                5.31%, 08/01/22..................      5,183,350
  4,300,000     Small Business Administration
                Participation Certificates
                Series 2002-20I, Class 1, CMO
                4.89%, 09/01/22..................      4,348,388
  5,500,000     U.S. Department of Housing & Urban
                Development, Series 97-A
                6.36%, 08/01/04..................      5,912,632
                                                   -------------
                                                      34,769,370
                                                   -------------

                FEDERAL HOME LOAN BANK - 4.36%

    350,000     7.66%, 07/20/04..................        383,460
  3,000,000     3.63%, 10/15/04..................      3,100,326
  6,000,000     4.38%, 02/15/05..................      6,306,912
  1,740,000     6.50%, 11/15/05..................      1,944,325

  PAR VALUE                                             VALUE
  ---------                                           ---------

                FEDERAL HOME LOAN BANK (CONTINUED)

$ 3,525,000     4.38%, 12/20/05..................  $   3,536,164
  3,800,000     4.88%, 05/15/07..................      4,074,052
  1,000,000     6.53%, 06/09/09..................      1,062,993
  1,000,000     7.25%, 11/19/09..................      1,002,664
  2,000,000     7.73%, 04/05/10..................      2,236,078
                                                   -------------
                                                      23,646,974
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.12%

  6,000,000     3.00%, 06/15/04..................      6,121,800
  5,000,000     3.80%, 12/20/04..................      5,070,815
  1,500,000     7.00%, 07/15/05..................      1,684,930
  2,000,000     4.34%, 12/27/05..................      2,029,730
  1,000,000     5.50%, 02/15/06..................      1,091,270
  2,750,000     6.00%, 05/15/08..................      3,096,615
    500,000     6.04%, 02/25/09, MTN.............        522,642
  2,310,000     7.13%, 01/15/30..................      2,771,164
                                                   -------------
                                                      22,388,966
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.54%

  2,000,000     6.38%, 11/15/03..................      2,100,514
  7,000,000     2.88%, 09/15/05..................      7,112,021
  1,000,000     6.22%, 03/18/08..................      1,016,453
  2,185,000     5.88%, 03/21/11..................      2,366,517
  3,500,000     5.13%, 07/15/12..................      3,665,231
  2,565,000     6.75%, 03/15/31..................      2,967,420
                                                   -------------
                                                      19,228,156
                                                   -------------

                U.S. TREASURY BONDS - 2.04%

  1,850,000     12.00%, 08/15/13.................      2,700,928
    700,000     11.25%, 02/15/15.................      1,156,914
    500,000     8.00%, 11/15/21..................        683,047
  1,575,000     6.13%, 08/15/29..................      1,796,054
  4,500,000     5.38%, 02/15/31..................      4,751,194
                                                   -------------
                                                      11,088,137
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.33%

  1,000,000     6.55%, 02/07/04, MTN.............      1,059,778
    350,000     7.35%, 03/24/05, MTN.............        391,954
  5,500,000     5.99%, 07/02/12..................      5,746,708
                                                   -------------
                                                       7,198,440
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    220,760,499
                                                   -------------
                (Cost $211,884,526)

MORTGAGE-BACKED SECURITIES - 39.07%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.25%

     62,202     8.00%, 07/01/07, Pool #125136....         66,090
    786,405     6.60%, 11/01/07, Pool #375483....        880,282
    909,608     6.57%, 12/01/07, Pool #375567....      1,016,487
  1,113,513     6.58%, 12/01/07, Pool #380013....      1,246,091


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

$ 1,432,872     6.12%, 10/01/08, Pool #380999....  $   1,555,561
  1,253,473     5.00%, 05/01/09, Pool #326584....      1,289,511
        593     8.00%, 12/01/09, Pool #313180....            626
  8,000,000     5.00%, 12/25/10, Series 2002-61
                Class PB, CMO....................      8,305,249
    808,861     6.00%, 04/01/11, Pool #398072....        852,338
    661,206     6.50%, 05/01/11, Pool #250554....        697,160
  5,000,000     4.72%, 08/25/12, Series 2002-M2
                Class C, CMO.....................      4,959,073
  5,000,000     5.00%, 09/25/12, Series 2002-61
                Class PC, CMO....................      5,173,596
  3,026,381     6.00%, 04/01/13, Pool #251656....      3,175,809
  2,468,960     6.00%, 04/01/13, Pool #418044....      2,590,865
     71,673     6.00%, 06/01/13, Pool #421167....         75,212
    987,235     6.50%, 06/01/13, Pool #430204....      1,039,373
    325,882     6.00%, 06/01/14, Pool #484967....        341,463
  1,687,997     6.00%, 06/01/14, Pool #495200....      1,768,704
    387,923     6.00%, 06/01/14, Pool #500131....        406,470
    462,429     7.50%, 10/01/15, Pool #253474....        492,342
  3,167,760     7.79%, 02/01/19, Pool #160103....      3,435,040
    596,263     10.00%, 10/01/20, Pool #190942...        681,789
    605,818     10.00%, 12/01/20, Pool #303416...        693,094
  5,000,000     6.00%, 09/25/21, Series 2001-81
                Class QB, CMO....................      5,145,505
  9,850,234     6.00%, 08/01/22, Pool #254440....     10,250,400
    525,055     6.50%, 05/18/23, Series 1997-38
                Class D, CMO.....................        543,434
  2,161,673     8.00%, 12/01/29, Pool #535031....      2,319,070
    107,705     8.00%, 02/01/30, Pool #525961....        115,211
    200,201     8.00%, 02/01/30, Pool #529898....        214,152
    282,626     8.00%, 02/01/30, Pool #531766....        302,321
     87,750     8.00%, 03/01/30, Pool #533977....         93,865
    233,505     8.00%, 04/01/30, Pool #526425....        249,777
    649,866     8.00%, 04/01/30, Pool #536553....        695,153
    137,722     8.00%, 05/01/30, Pool #534205....        147,319
  1,041,495     7.00%, 05/01/31, Pool #580952....      1,088,362
  3,902,437     6.50%, 07/01/31, Pool #589183....      4,046,339
  8,957,199     6.50%, 08/01/31, Pool #596663....      9,287,495
    679,252     6.50%, 08/01/31, Pool #600564....        704,299
  7,471,847     6.50%, 09/01/31, Pool #604108....      7,747,371
  4,023,274     7.00%, 09/01/31, Pool #597550....      4,204,322
  5,656,976     6.00%, 12/01/31, Pool #629370....      5,817,846
                                                   -------------
                                                      93,714,466
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.93%

     20,146     7.00%, 10/01/03, Pool #N97059....         20,480
    413,323     7.00%, 12/01/10, Pool #E00407....        438,380
  5,024,982     5.00%, 12/01/13, Pool #E73815....      5,144,326
  5,000,000     6.50%, 01/15/17, Pool #2345-QB, CMO    5,202,171
  9,689,053     6.00%, 07/01/22, Pool #C90562....     10,025,142
  1,001,279     6.50%, 10/15/23, Pool #1990-E, CMO     1,005,948
  6,000,000     6.00%, 12/15/25, Pool #2484-PB, CMO    6,279,605
  5,000,000     6.00%, 10/15/27, Pool #2382-GC, CMO    5,175,201
  1,503,205     7.50%, 10/01/29, Pool #C32288....      1,589,170
    960,178     8.00%, 06/01/30, Pool #C39232....      1,025,290
  4,144,096     6.00%, 04/01/31, Pool #C50174....      4,271,009
  2,166,636     6.00%, 05/01/31, Pool #C51049....      2,232,989

  PAR VALUE                                             VALUE
  ---------                                           ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

$ 4,722,493     6.50%, 04/01/32, Pool #C66381....  $   4,901,062
  8,505,153     7.00%, 04/01/32, Pool #C65739....      8,882,569
  6,137,200     7.00%, 04/01/32, Pool #C65859....      6,409,538
  7,280,414     7.00%, 05/01/32, Pool #C67235....      7,603,483
                                                   -------------
                                                      70,206,363
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.89%

     14,087     8.50%, 10/15/04, Pool #004216....         14,616
     25,257     8.50%, 01/15/06, Pool #007946....         26,820
  2,534,244     6.50%, 07/15/09, Pool #780357....      2,689,467
    176,387     6.50%, 06/15/11, Pool #423829....        186,915
     57,735     6.50%, 08/15/12, Pool #455428....         61,145
     12,334     6.50%, 06/15/13, Pool #462795....         13,047
    252,913     6.50%, 07/15/13, Pool #468077....        267,535
    484,089     6.50%, 09/15/13, Pool #464192....        512,075
    123,166     6.50%, 09/15/13, Pool #476619....        130,286
    232,297     6.50%, 09/15/13, Pool #487907....        245,727
    205,426     7.00%, 09/15/13, Pool #484233....        219,420
    826,319     6.50%, 10/15/13, Pool #477500....        874,091
    236,732     6.50%, 10/15/13, Pool #481575....        250,418
     26,580     6.50%, 11/15/13, Pool #434062....         28,116
     45,725     5.50%, 12/15/13, Pool #495780....         47,954
    213,131     5.50%, 01/15/14, Pool #464491....        223,189
    211,528     5.50%, 02/15/14, Pool #464568....        221,509
    327,283     5.50%, 03/15/14, Pool #487579....        342,727
    249,471     5.50%, 03/15/14, Pool #501523....        261,243
     48,635     5.50%, 04/15/14, Pool #496599....         50,930
    358,631     5.50%, 04/15/14, Pool #505596....        375,554
    304,691     5.50%, 04/15/14, Pool #506448....        319,068
    466,340     5.50%, 05/15/14, Pool #480524....        488,346
    346,500     5.50%, 05/15/14, Pool #505667....        362,850
    397,011     5.50%, 06/15/14, Pool #434398....        415,745
    322,183     5.50%, 06/15/14, Pool #507142....        337,386
    366,803     6.50%, 07/15/14, Pool #494014....        387,550
    310,602     9.00%, 11/15/17, Pool #780171....        345,351
    273,569     6.75%, 07/20/21, Pool #008809 (B)        282,011
  1,198,182     5.38%, 04/20/22, Pool #008956 (B)      1,241,917
    404,088     7.00%, 10/15/23, Pool #360196....        428,207
  4,550,000     4.76%, 01/16/25, Series 2002-62
                Class B, CMO.....................      4,611,362
    415,886     7.50%, 02/15/27, Pool #443052....        443,178
  1,607,453     7.00%, 12/15/28, Pool #483886....      1,691,342
    174,801     7.00%, 01/15/29, Pool #499333....        183,814
  1,459,407     7.00%, 02/15/29, Pool #486937....      1,534,658
  3,769,285     6.50%, 03/15/29, Pool #498474....      3,934,191
    636,354     6.50%, 03/15/29, Pool #498475....        664,195
  2,785,875     7.50%, 09/15/29, Pool #508805....      2,965,215
  1,126,858     7.50%, 09/15/29, Pool #508811....      1,199,400
  3,422,484     7.00%, 06/15/31, Pool #564666....      3,595,747
  3,583,921     6.00%, 09/15/31, Pool #781330....      3,714,958
  2,663,458     6.00%, 12/15/31, Pool #570491....      2,760,841
  2,180,341     6.00%, 01/15/32, Pool #577422....      2,260,060
  6,742,896     7.00%, 06/15/32, Pool #563599....      7,084,255
                                                   -------------
                                                      48,294,431
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     212,215,260
                                                   -------------
                (Cost $206,004,015)


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

CORPORATE NOTES AND BONDS - 11.99%

                FINANCE - 6.69%

$ 2,000,000     American Express Co.
                6.88%, 11/01/05..................  $   2,235,290
  3,500,000     Bank of America, Senior Note
                4.88%, 09/15/12..................      3,487,344
  3,150,000     Bank One Corp.,
                Subordinated Debenture
                7.63%, 10/15/26..................      3,660,316
  1,575,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................      1,627,503
  1,200,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................      1,374,740
    900,000     Citigroup, Inc., Debenture
                6.63%, 01/15/28..................        923,347
  1,300,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      1,435,638
  1,000,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................      1,134,889
  2,000,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,199,512
  1,500,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      1,456,877
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..................      2,240,402
  3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................      3,152,316
    900,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................        924,086
    250,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        235,568
    400,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................        358,079
  1,325,000     Household Finance Corp.
                7.00%, 05/15/12..................      1,188,559
  1,200,000     JPMorgan Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................      1,297,939
  1,000,000     Marsh & McLennan Cos., Inc.
                Senior Note
                6.25%, 03/15/12..................      1,087,597
  1,500,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................      1,589,124
  1,525,000     National Rural Utilities Cooperative
                Finance Corp.
                6.00%, 05/15/06..................      1,632,192
  1,300,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................      1,397,421
  1,500,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      1,681,998
                                                   -------------
                                                      36,320,737
                                                   -------------

  PAR VALUE                                             VALUE
  ---------                                           ---------

                CONSUMER STAPLES - 1.40%

$ 1,400,000     Anheuser-Busch Cos., Inc.,
                Senior Note
                6.00%, 04/15/11..................  $   1,548,728
  1,000,000     Cargill, Inc.
                6.38%, 06/01/12 (A)..............      1,104,730
  1,600,000     Colgate-Palmolive Co., Series D, MTN
                5.34%, 03/27/06..................      1,713,352
  1,400,000     Johnson & Johnson Co., Debenture
                6.63%, 09/01/09..................      1,622,191
  1,500,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................      1,633,508
                                                   -------------
                                                       7,622,509
                                                   -------------

                COMMUNICATIONS - 1.17%

  1,850,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................      1,852,701
  2,600,000     Gannett Co., Inc.
                6.38%, 04/01/12..................      2,920,502
  1,500,000     SBC Communications, Inc.
                5.88%, 02/01/12..................      1,596,947
                                                   -------------
                                                       6,370,150
                                                   -------------

                UTILITIES - 1.06%

  1,600,000     Consolidated Edison Co. of New York
                Series B, Debenture
                7.15%, 12/01/09..................      1,844,099
  1,000,000     South Carolina Electric & Gas Co.
                1st Mortgage
                6.63%, 02/01/32..................      1,074,311
  2,700,000     Virginia Electric & Power Co.
                Series A, Senior Note
                5.38%, 02/01/07..................      2,857,280
                                                   -------------
                                                       5,775,690
                                                   -------------

                TECHNOLOGY - 0.48%

  2,500,000     IBM Corp., Debenture
                6.50%, 01/15/28..................      2,602,858
                                                   -------------

                HIGHER EDUCATION - 0.30%

  1,436,000     Stanford University, Series A
                5.85%, 03/15/09..................      1,611,475
                                                   -------------

                CONSUMER CYCLICAL - 0.29%

  1,500,000     Target Corp., Debenture
                6.65%, 08/01/28..................      1,575,125
                                                   -------------

                INDUSTRIAL - 0.25%

  1,200,000     United Technologies Corp.
                6.35%, 03/01/11..................      1,333,960
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                SERVICES - 0.19%

$   825,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30 (C)..............  $   1,061,518
                                                   -------------

                ENERGY - 0.16%

    800,000     ChevronTexaco Corp.
                5.50%, 01/15/09..................        845,670
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     65,119,692
                                                   -------------
                (Cost $61,235,588)

FOREIGN BONDS (D) - 3.99%

  2,000,000     Depfa Pfandbriefbank
                3.38%, 10/05/07 (A)..............      2,004,644
  3,000,000     European Investment Bank
                5.63%, 01/24/06..................      3,258,651
  3,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................      4,112,271
  3,200,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................      4,155,152
  1,000,000     Oesterreich Kontrollbank AG
                5.13%, 03/20/07..................      1,075,728
    850,000     Province of Manitoba,
                Yankee, Debenture
                5.50%, 10/01/08..................        937,434
  2,700,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................      2,967,230
  3,000,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................      3,169,959
                                                   -------------
                TOTAL FOREIGN BONDS .............     21,681,069
                                                   -------------
                (Cost $19,739,809)

ASSET-BACKED SECURITIES - 1.40%

  3,000,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................      3,205,409
    402,664     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................        406,221
  1,725,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................      1,802,075
  1,483,187     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................      1,531,858
    659,516     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1
                1.92%, 01/25/07 (B)..............        659,870
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      7,605,433
                                                   -------------
                (Cost $7,244,795)

  PAR VALUE                                             VALUE
  ---------                                           ---------

REPURCHASE AGREEMENT - 3.08%

$ 16,724,000    Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.89%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $16,724,878
                (Collateralized by U.S. Treasury Bill,
                Bonds & Agency Obligations, 3.38% - 7.88%
                Due 05/01/2003 - 05/15/2030;
                Total Par $16,717,686
                Market Value $17,062,323.........  $  16,724,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT.......     16,724,000
                                                   -------------
                (Cost $16,724,000)
TOTAL INVESTMENTS - 100.18%......................    544,105,953
                                                   -------------
(Cost $522,832,733)
NET OTHER ASSETS AND LIABILITIES- (0.18)%........     (1,002,944)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 543,103,009
                                                   =============

-------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2002, these securites amounted to $3,109,374 or 0.57% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2002.
(C) Step-up Bond. A bond that pays an initial coupn rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon shown reflects the rate in effect on October 31, 2002.
(D)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

CORPORATE NOTES AND BONDS - 69.08%

                FINANCE - 17.25%

$   415,000     Allstate Corp., Senior Note
                7.88%, 05/01/05..................  $     459,853
  1,000,000     American Express Credit Corp.
                Series B, MTN
                4.25%, 02/07/05..................      1,038,981
    500,000     Associates Corp. of North America
                Senior Note
                6.00%, 04/15/03..................        509,706
    500,000     Associates Corp. of North America
                Senior Note
                6.88%, 08/01/03..................        519,526
    600,000     Bank of America Corp., Senior Note
                4.88%, 09/15/12..................        597,830
    700,000     Bank of America Corp.
                Subordinated Note
                7.75%, 08/15/04..................        767,682
    500,000     Bank of New York Co., Inc.
                Subordinated Note
                8.50%, 12/15/04..................        563,840
    500,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................        596,206
    500,000     Bank One N.A., Illinois, Bank Note
                5.50%, 03/26/07..................        542,805
    250,000     Boeing Capital Corp.
                5.80%, 01/15/13..................        243,700
  1,000,000     Boeing Capital Corp., Senior Note
                6.10%, 03/01/11..................        997,639
  1,000,000     Caterpillar Financial Services Corp.
                6.88%, 08/01/04..................      1,076,088
    500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                4.69%, 04/25/05..................        518,947
    250,000     CitiGroup, Inc.
                6.63%, 09/15/05..................        274,299
  1,000,000     CitiGroup, Inc.
                6.88%, 06/01/25..................      1,089,917
    500,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        549,878
    250,000     Ford Motor Credit Co., Senior Note
                6.13%, 03/20/04..................        246,906
  1,000,000     FPL Group Capital, Inc.
                7.63%, 09/15/06..................      1,094,610
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.00%, 02/15/07..................        261,903
    500,000     General Motors Acceptance Corp.
                5.88%, 01/22/03..................        501,573
  1,000,000     Golden West Financial Corp.,
                Senior Note
                4.13%, 08/15/07..................      1,022,168
    500,000     Goldman Sachs Group, Inc.
                6.60%, 01/15/12..................        544,371
  1,000,000     Hartford Financial Services
                Group, Inc.
                6.38%, 11/01/02..................      1,000,000
    635,000     Household Finance Corp.
                6.38%, 10/15/11..................        546,392

  PAR VALUE                                             VALUE
  ---------                                           ---------

                FINANCE (CONTINUED)

$   750,000     John Hancock Global Funding II
                5.00%, 07/27/07 (A)..............  $     781,105
    700,000     JPMorgan Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................        757,131
  1,000,000     KeyBank, N.A., Senior Note, Bank Note
                4.10%, 06/30/05..................      1,026,506
  1,500,000     Marsh & McLennan Cos., Inc.
                Senior Note
                5.38%, 03/15/07..................      1,609,703
  1,015,000     Marshall & Ilsley Bank
                Subordinated Note
                6.38%, 09/01/11..................      1,124,173
    750,000     Mellon Funding Corp.
                7.50%, 06/15/05..................        843,911
    550,000     Merrill Lynch & Co., Inc.
                6.55%, 08/01/04..................        585,785
    500,000     Morgan Stanley Dean Witter
                Unsubordinated Note
                6.10%, 04/15/06..................        537,274
  1,000,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..................      1,011,987
    250,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..................        284,319
    500,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        568,361
  1,000,000     U.S. Bank, N.A., Subordinated Note
                6.30%, 02/04/14..................      1,108,817
    250,000     U.S. Bancorp, Series N
                Senior Note, MTN
                5.10%, 07/15/07..................        266,363
  1,000,000     Wachovia Corp.
                4.95%, 11/01/06..................      1,058,682
    500,000     Wells Fargo & Co.
                5.90%, 05/21/06..................        542,754
    500,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        556,535
    450,000     Wells Fargo Financial, Inc.,
                Senior Note
                6.13%, 08/01/03..................        464,325
                                                   -------------
                                                      28,692,551
                                                   -------------

                CONSUMER STAPLES - 16.88%

  1,287,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00%, 04/15/11..................      1,423,723
  1,500,000     Baxter International, Inc.
                5.25%, 05/01/07..................      1,568,500
  1,275,000     Becton Dickinson & Co., Debenture
                6.70%, 08/01/28..................      1,386,687
    250,000     Block Financial Corp.
                6.75%, 11/01/04..................        267,431
  1,000,000     Cargill, Inc.
                6.38%, 06/01/12 (A)..............      1,104,730


                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                CONSUMER STAPLES (CONTINUED)

$   100,000     Cendant Corp.
                6.88%, 08/15/06..................  $      99,581
    500,000     Coca-Cola Co.
                5.75%, 03/15/11..................        540,046
    280,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.95%, 11/15/26..................        311,889
  1,300,000     Colgate-Palmolive Co., Series E, MTN
                5.98%, 04/25/12..................      1,428,653
    500,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        565,231
  1,000,000     Estee Lauder Cos., Inc., Senior Note
                6.00%, 01/15/12..................      1,090,454
  1,000,000     Gillette Co., Senior Note
                4.13%, 08/30/07..................      1,037,531
    330,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        381,882
    500,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................        585,694
  1,000,000     Kellogg Co., Series B
                6.00%, 04/01/06..................      1,089,177
  1,000,000     Kroger Co.
                6.20%, 06/15/12..................      1,048,983
  1,000,000     Merck & Co., Inc.
                5.25%, 07/01/06..................      1,077,865
    300,000     Newell Rubbermaid, Inc.
                6.00%, 03/15/07..................        325,338
  1,750,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............      1,826,620
  1,000,000     Pharmacia Corp., Debenture
                6.50%, 12/01/18 (D)..............      1,092,834
    250,000     Procter & Gamble Co.
                Unsubordinated Note
                6.60%, 12/15/04..................        273,732
  1,250,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88%, 09/15/09..................      1,459,212
    750,000     Safeway, Inc.
                6.15%, 03/01/06..................        812,599
  1,000,000     Sara Lee Corp.
                6.25%, 09/15/11..................      1,109,504
    400,000     Sysco Corp.
                4.75%, 07/30/05..................        424,885
    968,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................      1,035,580
    500,000     Tenet Healthcare Corp., Senior Note
                6.38%, 12/01/11..................        530,346
    250,000     Tenet Healthcare Corp., Senior Note
                6.50%, 06/01/12..................        247,620
  1,000,000     Unilever Capital Corp.
                6.75%, 11/01/03..................      1,048,491
  1,500,000     Unilever Capital Corp.
                6.88%, 11/01/05..................      1,680,773
  1,092,000     Wyeth
                7.90%, 02/15/05..................      1,191,202
                                                   -------------
                                                      28,066,793
                                                   -------------

  PAR VALUE                                             VALUE
  ---------                                           ---------

                COMMUNICATIONS - 6.83%

$   250,000     AT&T Corp.
                5.63%, 03/15/04..................  $     248,846
    500,000     Cingular Wireless LLC, Senior Note
                5.63%, 12/15/06..................        501,783
    500,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................        485,857
  1,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..................      1,071,469
  1,250,000     Disney (Walt) Co.
                6.38%, 03/01/12..................      1,344,079
  1,250,000     Gannett Co., Inc.
                4.95%, 04/01/05..................      1,320,226
    455,000     GTE California, Inc., Series B,
                Debenture
                6.75%, 03/15/04..................        475,472
  1,000,000     GTE Southwest, Inc., Debenture
                6.00%, 01/15/06..................      1,054,965
    850,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        910,813
    240,000     SBC Communications, Inc.
                6.25%, 03/15/11..................        260,757
    160,000     Sprint Capital Corp.
                7.63%, 01/30/11..................        129,110
    505,000     Sprint Capital Corp.
                6.90%, 05/01/19..................        339,757
  1,005,000     Tele-Communications-TCI Group
                Senior Note
                8.25%, 01/15/03..................      1,006,871
    500,000     Tele-Communications-TCI Group
                Senior Note
                7.25%, 08/01/05..................        493,420
    350,000     Verizon Wireless, Inc.
                5.38%, 12/15/06 (A)..............        345,947
    500,000     Viacom, Inc.
                6.63%, 05/15/11..................        553,464
    750,000     Vodafone Group Plc
                7.63%, 02/15/05..................        822,552
                                                   -------------
                                                      11,365,388
                                                   -------------

                INDUSTRIAL - 6.64%

  1,250,000     3M Co., Debenture
                6.38%, 02/15/28..................      1,322,599
    350,000     Bae Systems Holdings, Inc.
                6.40%, 12/15/11 (A)..............        362,544
    250,000     Bemis Co., Inc.
                6.50%, 08/15/08..................        281,049
    500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................        566,421
  1,000,000     Burlington Northern Santa Fe Corp.
                6.13%, 03/15/09..................      1,093,565
  1,000,000     Deere & Co., Debenture
                7.85%, 05/15/10..................      1,190,519
    500,000     Emerson Electric Co.
                7.88%, 06/01/05..................        562,375
  1,000,000     Emerson Electric Co.
                5.85%, 03/15/09..................      1,073,306


                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                INDUSTRIAL (CONTINUED)

$   500,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................  $     606,324
    250,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11..................        271,383
    985,000     Norfolk Southern Corp., Senior Note
                6.20%, 04/15/09..................      1,063,777
    500,000     Textron, Inc.
                6.38%, 07/15/04..................        519,622
    500,000     United Technologies Corp.
                4.88%, 11/01/06..................        527,770
    950,000     United Technologies Corp.
                6.35%, 03/01/11..................      1,056,051
    500,000     York International Corp.,
                Senior Note
                6.63%, 08/15/06..................        546,318
                                                   -------------
                                                      11,043,623
                                                   -------------

                CONSUMER CYCLICAL - 5.93%

  1,000,000     Cintas Corp., Number 2
                6.00%, 06/01/12 (A)..............      1,085,992
  1,200,000     Costco Wholesale Corp., Senior Note
                5.50%, 03/15/07..................      1,294,975
  1,000,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..................      1,054,036
  1,000,000     May Department Stores Co.
                7.45%, 10/15/16..................      1,163,196
    305,000     May Department Stores Co.
                6.70%, 09/15/28..................        300,046
  1,000,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................      1,128,349
  1,000,000     New York Times Co.
                7.63%, 03/15/05..................      1,111,580
    300,000     Southwest Airlines Co.
                8.00%, 03/01/05..................        333,257
    500,000     Target Corp.
                5.95%, 05/15/06..................        541,225
  1,000,000     Time Warner Entertainment Co.
                Debenture
                8.38%, 03/15/23..................      1,019,510
    750,000     Wendy's International, Inc., Senior Note
                6.20%, 06/15/14..................        826,069
                                                   -------------
                                                       9,858,235
                                                   -------------

                UTILITIES - 5.54%

  1,000,000     Alabama Power Co.
                5.50%, 10/15/17..................      1,016,739
    400,000     Commonwealth Edison Co.
                First Mortgage
                6.15%, 03/15/12 (A)..............        436,099
  1,250,000     Consolidated Edison Co. of New York
                Series B, Debenture
                7.15%, 12/01/09..................      1,440,703
    250,000     Constellation Energy Group, Inc.
                6.35%, 04/01/07..................        252,085
    500,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..................        540,475

  PAR VALUE                                             VALUE
  ---------                                           ---------

                UTILITIES (CONTINUED)

$   500,000     Energy East Corp.
                5.75%, 11/15/06..................  $     523,236
    500,000     FirstEnergy Corp., Series B
                6.45%, 11/15/11..................        466,865
    100,000     Indiana Michigan Power Co.
                Series A, Senior Note
                6.88%, 07/01/04..................        100,328
    500,000     Indiana Michigan Power Co.
                Series C, Senior Note
                6.13%, 12/15/06..................        480,667
    500,000     Niagara Mohawk Power Corp.
                First Mortgage
                7.75%, 05/15/06..................        566,016
    200,000     Oncor Electric Delivery Co.
                6.38%, 05/01/12 (A)..............        203,844
  1,000,000     Pacificorp, Series H,
                First Mortgage, MTN
                6.38%, 05/15/08..................      1,087,371
  1,000,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      1,102,222
    500,000     Progress Energy, Inc., Senior Note
                5.85%, 10/30/08..................        492,820
    245,000     Southern Power Co., Senior Note
                6.25%, 07/15/12 (A)..............        257,011
    250,000     Tampa Electric Co.
                6.38%, 08/15/12..................        241,011
                                                   -------------
                                                       9,207,492
                                                   -------------

                ENERGY - 4.96%

    250,000     Amerada Hess Corp.
                6.65%, 08/15/11..................        273,695
    200,000     Baker Hughes, Inc.
                6.00%, 02/15/09..................        216,885
    500,000     Baker Hughes, Inc., Senior Note
                6.25%, 01/15/09..................        548,981
    500,000     BP Amoco Plc
                10.88%, 07/15/05.................        608,636
    745,000     ChevronTexaco Corp.
                5.50%, 01/15/09..................        787,530
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................      1,101,718
    575,000     ConocoPhillips
                3.63%, 10/15/07 (A)..............        575,244
    250,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..................        258,134
    500,000     Devon Financing Corp. ULC
                7.88%, 09/30/31..................        577,793
    215,000     El Paso Corp., Senior Note, MTN
                7.80%, 08/01/31..................        133,618
    750,000     Marathon Oil Corp.
                6.00%, 07/01/12..................        795,317
    525,000     Sunoco, Inc.
                7.13%, 03/15/04..................        534,357
    500,000     Sunoco, Inc.
                7.75%, 09/01/09..................        515,698

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                ENERGY (CONTINUED)

$   633,000     Texas Eastern Transmission Corp.
                7.30%, 12/01/10..................  $     700,566
    500,000     Tosco Corp.
                8.13%, 02/15/30..................        616,946
                                                   -------------
                                                       8,245,118
                                                   -------------

                BASIC MATERIALS - 2.99%

    700,000     Alcoa, Inc.
                7.38%, 08/01/10..................        822,203
  1,250,000     du Pont (E.I.) de Nemours & Co.
                6.88%, 10/15/09..................      1,455,692
  1,000,000     International Paper Co.
                7.63%, 08/01/04..................      1,081,892
  1,000,000     Mead Corp., Debenture
                6.84%, 03/01/37..................      1,086,485
    500,000     Weyerhaeuser Co.
                6.75%, 03/15/12..................        524,963
                                                   -------------
                                                       4,971,235
                                                   -------------

                TECHNOLOGY - 1.54%

    450,000     IBM Corp.
                4.25%, 09/15/09..................        447,167
  1,000,000     IBM Corp., Debenture
                6.22%, 08/01/27..................      1,069,167
  1,000,000     Raytheon Co.
                6.50%, 07/15/05..................      1,053,113
                                                   -------------
                                                       2,569,447
                                                   -------------

                SERVICES - 0.52%

    670,000     United Parcel Service, Debenture
                8.38%, 04/01/30 (E)..............        862,081
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    114,881,963
                                                   -------------
                (Cost $108,515,289)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.29%

                U.S. TREASURY NOTES - 7.96%

    600,000     5.25%, 08/15/03..................        618,434
    600,000     2.75%, 09/30/03..................        607,814
  1,000,000     2.75%, 10/31/03..................      1,014,024
    250,000     3.00%, 01/31/04..................        254,894
  2,000,000     5.88%, 02/15/04..................      2,114,196
    250,000     3.38%, 04/30/04..................        256,925
    260,000     2.88%, 06/30/04..................        265,553
    510,000     6.75%, 05/15/05..................        570,722
    791,000     5.75%, 11/15/05..................        874,951
    500,000     4.63%, 05/15/06..................        538,829
  1,000,000     6.25%, 02/15/07..................      1,148,540
  2,345,000     4.38%, 05/15/07..................      2,514,544
      5,000     3.25%, 08/15/07..................          5,117
  1,500,000     6.13%, 08/15/07..................      1,725,368

  PAR VALUE                                             VALUE
  ---------                                           ---------

                U.S. TREASURY NOTES (CONTINUED)

$   175,000     5.63%, 05/15/08..................  $     198,098
    500,000     4.38%, 08/15/12..................        519,219
                                                   -------------
                                                      13,227,228
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.08%

        286     7.00%, 06/01/04 , Pool #189683...            287
  1,215,000     6.25%, 07/15/04..................      1,305,266
  1,000,000     5.25%, 01/15/06..................      1,082,903
  1,000,000     4.88%, 03/15/07..................      1,075,070
      7,975     7.50%, 08/01/08 , Pool #181313...          8,418
    650,000     5.88%, 03/21/11..................        703,998
    500,000     6.00%, 06/15/11..................        559,314
     70,742     7.00%, 02/01/17 , Pool #289284...         74,389
     60,035     7.00%, 10/01/22 , Pool #C00184...         63,262
     66,577     7.00%, 02/01/23 , Pool #C00213...         70,156
    175,192     6.00%, 09/01/23 , Pool #D41208...        182,145
                                                   -------------
                                                       5,125,208
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.66%

     25,661     7.50%, 11/01/07 , Pool #188629...         27,145
  2,075,000     6.38%, 06/15/09..................      2,382,287
     41,378     5.00%, 08/01/10 , Series A-1, CMO         43,149
    358,662     7.50%, 06/01/13 , Pool #457543...        382,199
  1,232,020     6.00%, 11/01/23 , Pool #050940...      1,279,375
    304,981     6.50%, 03/01/28 , Pool #412263...        316,608
                                                   -------------
                                                       4,430,763
                                                   -------------

                U.S. TREASURY BONDS - 0.82%

  1,000,000     11.63%, 11/15/02.................      1,004,141
    200,000     12.00%, 08/15/13.................        291,992
     70,000     5.38%, 02/15/31..................         73,907
                                                   -------------
                                                       1,370,040
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.77%

     12,559     9.00%, 09/15/04 , Pool #003669...         13,053
     20,178     9.00%, 12/15/08 , Pool #027562...         21,881
     40,621     8.00%, 05/15/22 , Pool #319062...         43,959
    318,617     6.00%, 05/20/28 , Pool #002589...        330,167
    317,167     6.00%, 03/15/29 , Pool #487061...        329,259
    372,635     6.50%, 03/15/29 , Pool #464613...        388,938
    143,745     7.50%, 09/15/29 , Pool #466172...        152,999
                                                   -------------
                                                       1,280,256
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     25,433,495
                                                   -------------
                (Cost $23,858,096)

FOREIGN BONDS - 10.39%

  1,000,000     Depfa Pfandbriefbank
                3.38%, 10/05/07 (A)(B)...........      1,002,322
  1,000,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05 (B)..............      1,113,845


                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

FOREIGN BONDS (CONTINUED)

$   500,000     Deutsche Telekom International
                Finance
                7.75%, 06/15/05 (B)..............  $     539,235
  1,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (B)..............      1,086,706
  1,000,000     Diageo Capital Plc
                6.00%, 03/27/03 (C)..............      1,016,250
  1,000,000     European Investment Bank
                4.63%, 03/01/07 (B)..............      1,058,788
    275,000     France Telecom
                9.25%, 03/01/11 (B) (D)..........        303,949
    120,000     France Telecom
                10.00%, 03/01/31 (B) (D).........        135,945
  1,000,000     Hydro-Quebec, Series GF, Yankee
                8.88%, 03/01/26 (B)..............      1,394,366
  1,000,000     Inter-American Development Bank
                7.38%, 01/15/10 (B)..............      1,230,675
  1,000,000     International Bank for Reconstruction &
                Development, Unsubordinated Note
                7.00%, 01/27/05 (B)..............      1,107,369
  1,000,000     KFW International Finance
                2.50%, 10/17/05 (B)..............      1,000,496
    750,000     Landwirtschaft Rentenbk, Senior Note
                3.38%, 11/15/07 (B)..............        747,593
  1,000,000     Oesterreich Kontrollbank
                5.50%, 01/20/06 (B)..............      1,072,613
  1,000,000     Ontario Electricity Financial Corp.
                6.10%, 01/30/08 (B)..............      1,118,121
  1,000,000     Royal Bank of Scotland Group
                Subordinated Note, Yankee
                6.40%, 04/01/09 (B)..............      1,104,885
    500,000     Royal Bank of Scotland Group
                Subordinated Note
                5.00%, 10/01/14 (B)..............        486,854
    750,000     Telstra Corp., Ltd.
                6.38%, 04/01/12 (B)..............        810,683
    500,000     TELUS Corp., Yankee
                7.50%, 06/01/07 (B)..............        415,000
    500,000     TransAlta Corp., Yankee
                6.75%, 07/15/12 (B)..............        528,259
                                                   -------------
                TOTAL FOREIGN BONDS .............     17,273,954
                                                   -------------
                (Cost $16,179,552)

ASSET-BACKED SECURITIES - 2.11%

    500,000     American Express Credit Account
                Master Trust Series 1999-1, Class A
                5.60%, 11/15/06..................        526,777
  1,400,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................      1,479,645
    468,082     Guaranteed Export Trust Certificates
                Series 1993-D, Class A
                5.23%, 05/15/05..................        481,988

  PAR VALUE                                             VALUE
  ---------                                           ---------

ASSET-BACKED SECURITIES (CONTINUED)

$   381,919     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-3
                5.36%, 09/20/04..................  $     387,558
    600,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................        626,809
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      3,502,777
                                                   -------------
                (Cost $3,369,844)

REPURCHASE AGREEMENT - 4.94%

  8,211,000     Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.89%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $8,211,431
                (Collateralized by U.S. Treasury Bill,
                Bonds & Agency Obligations, 3.38% - 7.88%
                Due 05/01/2003 - 05/15/2030;
                Total Par $8,207,900
                Market Value $8,277,107).........      8,211,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      8,211,000
                                                   -------------
                (Cost $8,211,000)
TOTAL INVESTMENTS - 101.81%......................    169,303,189
                                                   -------------
(Cost $160,133,781)

NET OTHER ASSETS AND LIABILITIES - (1.81)%.......     (3,012,380)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 166,290,809
                                                   =============

------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On October 31, 2002, these securities amounted to $7,981,458 or 4.80% of net assets.
(B)    U.S. Dollar-Denominated
(C)    Euro-Dollar Bond
(D) Variable rate bond. Interest rate shown reflects the rate in effect on October 31, 2002.
(E) Step-up Bond. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon shown relects the rate in effect on October 31, 2002.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

CORPORATE NOTES AND BONDS - 43.89%

                FINANCE - 16.96%

$ 4,250,000     AIG SunAmerica Global Financing
                5.20%, 05/10/04 (A)..............  $   4,435,245
  1,650,000     Allstate Corp., Senior Note
                7.88%, 05/01/05..................      1,828,334
  6,675,000     American Express Co.
                6.88%, 11/01/05..................      7,460,280
  8,400,000     Bank of America Corp., Senior Note
                4.88%, 09/15/12..................      8,369,626
  2,000,000     Bank of New York Co., Inc.
                Subordinated Note
                6.50%, 12/01/03..................      2,101,012
  1,700,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................      2,027,099
  3,600,000     Bank One N.A., Illinois, Bank Note
                5.50%, 03/26/07..................      3,908,196
  2,675,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................      2,764,171
  1,000,000     Boeing Capital Corp., Senior Note
                6.10%, 03/01/11..................        997,639
  1,500,000     Caterpillar Financial Services Corp.
                Senior Note
                5.95%, 05/01/06..................      1,629,231
  1,700,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................      1,947,549
  3,300,000     Chubb Corp.
                6.00%, 11/15/11..................      3,325,747
  1,000,000     Citigroup Inc., Debenture
                6.63%, 01/15/28..................      1,025,941
  4,050,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      4,472,565
  3,000,000     Comerica Bank, Subordinated Note
                7.25%, 06/15/07..................      3,295,032
  2,130,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,342,480
  3,540,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      3,438,229
  3,000,000     Ford Motor Credit Co.
                7.38%, 02/01/11..................      2,685,084
  3,925,000     Ford Motor Credit Co., Senior Note
                6.13%, 03/20/04..................      3,876,420
    250,000     General Electric Capital Corp.,
                Debenture
                8.30%, 09/20/09..................        294,738
     25,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 02/01/05..................         27,500
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..................      2,227,712
  5,900,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................      6,199,555
  1,150,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................      1,180,776

  PAR VALUE                                             VALUE
  ---------                                           ---------

                FINANCE (CONTINUED)

$ 2,750,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................  $   2,726,138
    800,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        753,817
  1,000,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................        895,197
  3,000,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..................      3,024,726
  2,250,000     General Motors Acceptance Corp., MTN
                7.00%, 10/25/04..................      2,301,921
  2,275,000     Goldman Sachs Group, Inc.
                5.70%, 09/01/12..................      2,331,773
  2,275,000     Household Finance Corp.
                7.00%, 05/15/12..................      2,040,734
    500,000     JPMorgan Chase & Co.
                5.25%, 05/30/07..................        525,644
  1,000,000     JPMorgan Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..................      1,075,025
  5,000,000     JPMorgan Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................      5,408,080
  2,000,000     Lehman Brothers Holdings, Inc.
                6.63%, 04/01/04..................      2,106,504
  1,750,000     Lehman Brothers Holdings, Inc.
                6.25%, 05/15/06..................      1,884,230
  2,900,000     Marsh & McLennan Cos., Inc.,
                Senior Note
                6.25%, 03/15/12..................      3,154,031
  3,000,000     Marshall & Ilsley Bank,
                Subordinated Note
                6.38%, 09/01/11..................      3,322,680
  1,100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................      1,288,477
  1,500,000     Mellon Funding Corp.
                6.00%, 03/01/04..................      1,578,162
  4,000,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                4.54%, 03/08/05..................      4,122,812
  2,600,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................      2,784,350
  4,000,000     Metlife, Inc., Senior Note
                6.13%, 12/01/11..................      4,208,320
  4,300,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................      4,620,556
  3,000,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................      3,178,248
  1,525,000     National Rural Utilities Cooperative
                Finance Corp.
                6.00%, 05/15/06..................      1,632,192
  2,700,000     Northern Trust Co.,
                Subordinated Note
                6.30%, 03/07/11..................      2,944,971
  5,000,000     Salomon Smith Barney Holdings, Inc.
                6.50%, 02/15/08..................      5,500,975
  3,000,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..................      3,177,426
  2,000,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................      2,273,444


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                FINANCE (CONTINUED)

$ 2,700,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..................  $   2,983,621
  1,300,000     SunTrust Bank, Central Florida
                Subordinated Note, Bank Note
                6.90%, 07/01/07..................      1,487,996
  1,000,000     Toyota Motor Credit Corp.
                5.63%, 11/13/03..................      1,037,517
  2,900,000     U.S. Bank, N.A., Minnesota, Bank Note
                5.63%, 11/30/05..................      3,117,323
  3,000,000     Wachovia Corp.
                6.95%, 11/01/04..................      3,269,880
  2,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      2,242,664
  3,000,000     Wells Fargo & Co.
                6.63%, 07/15/04..................      3,222,597
  2,000,000     Wells Fargo & Co., Senior Note
                7.25%, 08/24/05..................      2,242,708
    300,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        333,921
                                                   -------------
                                                     160,658,821
                                                   -------------

                CONSUMER STAPLES - 7.63%

  1,175,000     Anheuser Busch Cos., Inc., Debenture
                7.55%, 10/01/30..................      1,450,874
  1,750,000     Becton Dickinson & Co.
                Senior Note, Debenture
                6.70%, 08/01/28..................      1,903,296
  4,000,000     Bestfoods, Series F, MTN
                6.63%, 04/15/28..................      4,226,612
  1,800,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..................      1,891,098
  2,000,000     Cargill, Inc.
                6.38%, 06/01/12 (A)..............      2,209,460
  3,000,000     Coca-Cola Co.
                4.00%, 06/01/05..................      3,120,309
  1,650,000     Coca-Cola Enterprises, Inc.,
                Debenture
                7.13%, 08/01/17..................      1,973,058
  1,000,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.95%, 11/15/26..................      1,113,891
  1,000,000     Colgate-Palmolive Co., Series D, MTN
                5.34%, 03/27/06..................      1,070,845
  3,300,000     Colgate-Palmolive Co., Series D, MTN
                7.95%, 06/01/10..................      4,037,170
  3,700,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................      4,182,709
  6,500,000     Gillette Co.
                4.00%, 06/30/05..................      6,795,093
    475,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................        556,410
  1,460,000     Kellogg Co., Series B
                6.00%, 04/01/06..................      1,590,198
  2,800,000     Kellogg Co., Series B
                6.60%, 04/01/11..................      3,148,172

  PAR VALUE                                             VALUE
  ---------                                           ---------

                CONSUMER STAPLES (CONTINUED)

$ 2,300,000     Kroger Co.
                6.20%, 06/15/12..................  $   2,412,661
  2,300,000     Merck & Co., Inc., Debenture
                6.40%, 03/01/28..................      2,473,751
  2,600,000     Pepsi Bottling Group, Inc.
                Series B, Senior Note
                7.00%, 03/01/29..................      2,969,985
  4,800,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............      5,010,158
  4,625,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................      5,036,648
  2,300,000     Safeway, Inc.
                5.80%, 08/15/12..................      2,412,596
  2,500,000     Sara Lee Corp.
                6.25%, 09/15/11..................      2,773,760
  1,175,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................      1,257,031
  3,000,000     Sysco Corp., Senior Note
                7.00%, 05/01/06..................      3,387,849
  2,150,000     Tenet Healthcare Corp.
                6.50%, 06/01/12..................      2,129,532
  2,700,000     Unilever Capital Corp.
                7.13%, 11/01/10..................      3,172,781
                                                   -------------
                                                      72,305,947
                                                   -------------

                INDUSTRIAL - 4.39%

  7,300,000     3M Co., Debenture
                6.38%, 02/15/28..................      7,723,977
  1,500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................      1,699,263
  5,070,000     Burlington Northern Railroad Co.,
                Series H
                9.25%, 10/01/06..................      5,982,483
  1,500,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................      1,616,241
    525,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 12/01/27..................        558,973
  2,225,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,502,569
  5,000,000     Emerson Electric Co.
                5.00%, 10/15/08..................      5,265,670
    500,000     Emerson Electric Co.
                5.85%, 03/15/09..................        536,653
  4,000,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................      4,326,676
  2,300,000     Lockheed Martin Corp.
                8.50%, 12/01/29..................      2,973,164
  1,300,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................      1,441,944
  2,300,000     Union Pacific Corp., Debenture
                6.63%, 02/01/29..................      2,417,912
    850,000     United Technology Corp.
                6.35%, 03/01/11..................        944,888
  3,000,000     United Technology Corp., Debenture
                7.50%, 09/15/29..................      3,603,282
                                                   -------------
                                                      41,593,695
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                COMMUNICATIONS - 4.55%

$ 4,500,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................  $   4,506,570
  3,985,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................      3,944,863
  2,000,000     AT&T Corp., Senior Note
                8.00%, 11/15/31 (B)..............      1,916,250
    900,000     BellSouth Capital Funding, Debenture
                7.88%, 02/15/30..................      1,060,240
    925,000     British Telecom Plc
                8.88%, 12/15/30..................      1,120,323
  1,030,000     Cingular Wireless LLC, Senior Note
                7.13%, 12/15/31..................        939,966
  4,100,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................      3,984,027
  5,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..................      5,357,345
  1,600,000     Disney (Walt) Co.
                7.30%, 02/08/05..................      1,736,514
  2,500,000     Disney (Walt) Co., Senior Note
                5.13%, 12/15/03..................      2,557,760
  1,100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................      1,195,380
  2,650,000     Gannett Co., Inc.
                6.38%, 04/01/12..................      2,976,665
  3,000,000     New England Telephone & Telegraph
                7.65%, 06/15/07..................      3,366,012
  1,400,000     Pacific Bell, Debenture
                7.13%, 03/15/26..................      1,508,010
  3,100,000     SBC Communications, Inc.
                5.75%, 05/02/06..................      3,321,789
  3,400,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................      3,593,657
                                                   -------------
                                                      43,085,371
                                                   -------------

                ENERGY - 2.84%

  2,650,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................      2,959,841
  1,900,000     BP Amoco Plc
                5.90%, 04/15/09..................      2,102,128
  3,410,000     ChevronTexaco Corp.
                5.50%, 01/15/09..................      3,604,667
  3,000,000     Conoco Funding Co.
                5.45%, 10/15/06..................      3,211,584
  1,500,000     Conoco Funding Co.
                6.35%, 10/15/11..................      1,653,082
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................      1,101,718
  1,400,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..................      1,445,553
  4,425,000     Devon Financing Corp. ULC
                7.88%, 09/30/31..................      5,113,468
  3,350,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................      3,624,737

  PAR VALUE                                             VALUE
  ---------                                           ---------

                ENERGY (CONTINUED)

$ 2,000,000     Union Oil Co. of California
                6.38%, 02/01/04..................  $   2,086,194
                                                   -------------
                                                      26,902,972
                                                   -------------

                CONSUMER CYCLICAL - 2.47%

  2,000,000     Cintas Corp. Number 2
                6.00%, 06/01/12 (A)..............      2,171,984
  2,500,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..................      2,635,090
  2,000,000     Ford Motor Co.
                7.45%, 07/16/31..................      1,531,776
  7,350,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................      7,967,106
  4,650,000     Target Corp., Debenture
                6.65%, 08/01/28..................      4,882,886
  3,375,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................      4,170,683
                                                   -------------
                                                      23,359,525
                                                   -------------

                TECHNOLOGY - 1.62%

  6,300,000     IBM Corp.
                4.88%, 10/01/06..................      6,678,239
  5,000,000     IBM Corp.
                5.38%, 02/01/09..................      5,315,260
  1,200,000     IBM Corp., Debenture
                6.50%, 01/15/28..................      1,249,372
  2,000,000     Pitney Bowes, Inc.
                5.95%, 02/01/05..................      2,152,292
                                                   -------------
                                                      15,395,163
                                                   -------------

                UTILITIES - 1.59%

  2,530,000     Consolidated Edison Co. of
                New York, Inc.
                Series B
                7.15%, 12/01/09..................      2,915,982
  1,275,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..................      1,378,211
  3,900,000     Florida Power & Light Co.,
                First Mortgage
                6.88%, 12/01/05..................      4,248,859
  2,000,000     Monongahela Power Co.,
                First Mortgage
                5.00%, 10/01/06..................      1,822,590
  2,750,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................      3,031,111
  1,575,000     Virginia Electric & Power
                Series A, Senior Note
                5.38%, 02/01/07..................      1,666,747
                                                   -------------
                                                      15,063,500
                                                   -------------

                BASIC MATERIALS - 1.01%

  3,175,000     Alcoa, Inc.
                7.25%, 08/01/05..................      3,549,663
  2,300,000     International Paper Co.
                5.85%, 10/30/12 (A)..............      2,363,857


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                BASIC MATERIALS (CONTINUED)

$ 3,635,000     Weyerhaeuser Co., Debenture
                7.38%, 03/15/32..................  $   3,682,789
                                                   -------------
                                                       9,596,309
                                                   -------------

                SERVICES - 0.54%

  4,000,000     United Parcel Service, Debenture
                8.38%, 04/01/30 (C)..............      5,146,752
                                                   -------------

                HIGHER EDUCATION - 0.29%

  2,500,000     Stanford University, Debenture
                6.88%, 02/01/24..................      2,795,925
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    415,903,980
                                                   -------------
                (Cost $392,468,261)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.44%

                U.S. TREASURY BONDS - 6.98%

    500,000     12.00%, 08/15/13.................        729,981
  4,000,000     13.25%, 05/15/14.................      6,285,472
  3,000,000     11.25%, 02/15/15.................      4,958,205
  5,000,000     9.13%, 05/15/18..................      7,370,900
 14,000,000     8.00%, 11/15/21..................     19,125,316
 10,000,000     5.50%, 08/15/28..................     10,492,580
 16,260,000     5.38%, 02/15/31..................     17,167,649
                                                   -------------
                                                      66,130,103
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.84%

  1,100,000     3.00%, 06/15/04..................      1,122,330
  2,965,000     3.80%, 12/20/04..................      3,006,993
  2,035,000     3.80%, 12/23/04..................      2,064,113
  4,000,000     7.25%, 04/04/05..................      4,099,396
  4,865,000     7.00%, 07/15/05..................      5,464,791
  3,000,000     4.34%, 12/27/05..................      3,044,595
  2,500,000     5.50%, 02/15/06..................      2,728,175
  5,000,000     6.24%, 01/14/08, MTN.............      5,040,515
  5,000,000     6.29%, 04/23/08, MTN.............      5,096,670
  6,880,000     6.38%, 06/15/09..................      7,898,859
  5,000,000     6.63%, 09/15/09..................      5,815,005
  5,700,000     6.25%, 05/15/29..................      6,144,634
  2,290,000     7.13%, 01/15/30..................      2,747,171
    875,000     7.25%, 05/15/30..................      1,065,804
                                                   -------------
                                                      55,339,051
                                                   -------------

                U.S. TREASURY NOTES - 5.07%

  2,000,000     3.25%, 12/31/03..................      2,043,206
  8,000,000     3.38%, 04/30/04..................      8,221,592
    800,000     5.25%, 05/15/04..................        845,531
  1,075,000     2.88%, 06/30/04..................      1,097,959
  9,850,000     3.25%, 08/15/07..................     10,079,712
  4,800,000     5.63%, 05/15/08..................      5,433,538
 19,600,000     4.38%, 08/15/12..................     20,353,385
                                                   -------------
                                                      48,074,923
                                                   -------------

  PAR VALUE                                             VALUE
  ---------                                           ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.75%

$ 5,000,000     6.25%, 07/15/04..................  $   5,371,465
  1,300,000     4.25%, 06/15/05..................      1,366,344
  4,535,000     5.25%, 01/15/06..................      4,910,965
  3,500,000     5.75%, 03/15/09..................      3,892,011
  2,095,000     5.88%, 03/21/11..................      2,269,040
  4,500,000     5.13%, 07/15/12..................      4,712,441
  3,075,000     6.75%, 03/15/31..................      3,557,434
                                                   -------------
                                                      26,079,700
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.94%

  2,000,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................      2,156,984
  4,000,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................      4,568,508
  2,000,000     Private Export Funding Corp.,
                Series H
                6.45%, 09/30/04..................      2,167,242
                                                   -------------
                                                       8,892,734
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.86%

  5,000,000     7.13%, 02/15/05..................      5,554,360
  2,500,000     7.50%, 03/14/05..................      2,555,613
                                                   -------------
                                                       8,109,973
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    212,626,484
                                                   -------------
                (Cost $200,097,067)

MORTGAGE-BACKED SECURITIES - 13.89%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.38%

    103,824     6.50%, 05/01/06, Pool #348137....        104,960
     30,986     6.95%, 05/25/06, Series 1991-63
                Class G, CMO.....................         31,187
     37,195     8.00%, 03/01/07, Pool #4490......         39,264
     28,452     7.00%, 04/01/07, Pool #77714.....         29,386
    745,699     6.60%, 11/01/07, Pool #375483....        834,716
    862,540     6.57%, 12/01/07, Pool #375567....        963,889
  1,056,007     6.58%, 12/01/07, Pool #380013....      1,181,738
  1,432,872     6.12%, 10/01/08, Pool #380999....      1,555,561
      7,387     9.00%, 03/01/09, Pool #52954.....          7,883
  1,322,413     6.50%, 05/01/11, Pool #250554....      1,394,319
  3,000,000     5.00%, 09/25/12, Series 2002-61
                Class PC, CMO....................      3,104,158
  1,031,347     6.00%, 05/01/13, Pool #424339....      1,082,270
  4,600,911     6.00%, 08/01/16, Pool #253883....      4,799,325
    650,560     6.00%, 12/25/16, Series 1991-G22
                Class G, CMO.....................        686,919
     18,405     8.50%, 08/01/17, Pool #70508.....         19,907
  5,000,000     6.00%, 09/25/21, Series 2001-81
                Class QB, CMO....................      5,145,505
 12,805,304     6.00%, 08/01/22, Pool #254440....     13,325,520
    773,337     6.50%, 05/18/23, Series 1997-38
                Class D, CMO.....................        800,406
  2,177,760     6.50%, 06/01/28, Pool #431718....      2,260,787


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

$   731,737     6.00%, 06/01/29, Pool #500303....  $     754,604
    774,947     6.00%, 07/01/29, Pool #501225....        799,164
    619,740     7.50%, 01/01/30, Pool #524827....        655,956
    599,202     8.00%, 02/01/30, Pool #526338....        641,708
     73,308     8.00%, 02/01/30, Pool #529898....         78,417
    659,752     7.00%, 03/01/30, Pool #534267....        689,853
    243,492     7.50%, 03/01/30, Pool #530327....        257,645
    529,113     8.00%, 03/01/30, Pool #533977....        565,986
    952,061     8.00%, 04/01/30, Pool #537033....      1,018,408
  3,031,178     7.00%, 07/01/31, Pool #596213....      3,167,581
  2,806,474     6.50%, 06/01/31, Pool #596449....      2,909,963
  9,186,462     6.50%, 08/01/31, Pool #584973....      9,525,213
  3,399,194     6.50%, 08/01/31, Pool #596659....      3,524,540
  1,506,941     6.50%, 09/01/31, Pool #604108....      1,562,510
  4,245,299     6.00%, 12/01/31, Pool #614894....      4,371,331
  1,968,197     7.00%, 06/01/32, Pool #641241....      2,056,766
                                                   -------------
                                                      69,947,345
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.32%

     15,024     9.00%, 03/15/08, Pool #026553....         16,291
     35,479     9.00%, 11/15/08, Pool #028232....         38,473
    141,116     6.50%, 03/15/13, Pool #458165....        149,274
     39,156     6.50%, 03/15/13, Pool #463723....         41,420
    124,152     6.50%, 04/15/13, Pool #466013....        131,330
    116,868     6.50%, 04/15/13, Pool #473476....        123,624
    181,109     6.50%, 05/15/13, Pool #433742....        191,580
     50,703     6.50%, 05/15/13, Pool #450021....         53,634
     84,382     6.50%, 05/15/13, Pool #476292....         89,260
    235,135     6.50%, 10/15/13, Pool #434017....        248,728
    957,818     6.50%, 10/15/13, Pool #471586....      1,013,192
     84,784     6.50%, 10/15/13, Pool #484576....         89,686
    544,262     6.50%, 11/15/13, Pool #454228....        575,727
    487,987     6.50%, 11/15/13, Pool #477529....        516,198
    159,071     6.50%, 07/15/14, Pool #513006....        168,068
    550,677     6.50%, 08/15/14, Pool #510894....        581,825
     26,617     9.50%, 10/15/20, Pool #296422....         30,002
    353,345     6.75%, 07/20/22, Pool #008022 (B)        364,237
    717,886     7.00%, 11/15/22, Pool #330551....        761,184
    525,004     7.00%, 10/15/23, Pool #369348....        556,340
     36,862     8.00%, 06/15/25, Pool #410041....         39,788
     50,840     8.00%, 10/15/25, Pool #399781....         54,875
     28,074     8.00%, 01/15/26, Pool #417061....         30,267
     63,230     8.00%, 02/15/26, Pool #423487....         68,169
  1,232,501     7.50%, 04/15/26, Pool #345614....      1,315,694
      8,039     8.00%, 05/15/26, Pool #423253....          8,667
     28,636     8.00%, 05/15/26, Pool #432681....         30,873
  2,193,540     7.00%, 06/15/26, Pool #780518....      2,314,870
    131,104     8.00%, 06/15/26, Pool #345638....        141,347
     12,821     7.50%, 02/15/27, Pool #433448....         13,662
    357,909     8.00%, 03/15/27, Pool #442009....        385,424
  1,530,487     7.00%, 05/15/28, Pool #433801....      1,610,360
    597,822     6.50%, 06/15/28, Pool #476350....        624,164
    587,824     6.50%, 01/15/29, Pool #482909....        613,541
     13,366     6.50%, 03/15/29, Pool #464613....         13,950
    259,921     7.00%, 08/15/29, Pool #509742....        273,323
    479,697     7.50%, 09/15/29, Pool #466158....        510,578

  PAR VALUE                                             VALUE
  ---------                                           ---------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

$   132,968     7.00%, 02/15/30, Pool #516433....  $     139,783
    368,814     7.50%, 03/15/30, Pool #515605....        392,326
  2,043,213     7.00%, 06/15/31, Pool #564666....      2,146,651
  3,136,463     6.00%, 09/15/31, Pool #781330....      3,251,140
  5,753,450     6.50%, 01/15/32, Pool #576519....      5,999,769
  5,432,979     7.00%, 05/15/32, Pool #533979....      5,708,023
                                                   -------------
                                                      31,427,317
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.36%

      1,507     9.50%, 10/01/04, Pool #885011....          1,566
    137,974     7.75%, 09/01/05, Pool #140661....        141,984
     38,488     8.00%, 06/01/07, Pool #170016....         40,773
      6,719     9.00%, 08/01/08, Pool #277811....          6,918
     15,082     10.00%, 02/01/09, Pool #160072...         16,802
    116,894     9.25%, 05/01/09, Pool #186624....        127,159
      9,254     9.50%, 08/01/09, Pool #306850....          9,627
     19,158     8.75%, 09/01/09, Pool #253356....         20,685
      1,713     10.00%, 04/01/10, Pool #257825...          1,913
      6,327     8.75%, 09/01/10, Pool #251926....          6,447
     12,752     9.50%, 09/01/10, Pool #181320....         13,995
     12,291     9.50%, 09/01/10, Pool #250083....         13,420
     13,972     9.75%, 11/01/10, Pool #254359....         15,395
      9,537     10.25%, 11/01/10, Pool #183419...         10,756
      4,518     9.50%, 03/01/11, Pool #183254....          4,978
     21,929     9.50%, 04/01/11, Pool #180002....         24,163
     16,165     10.00%, 05/01/11, Pool #185169...         17,791
     10,359     10.00%, 12/01/13, Pool #256124...         11,495
    924,093     7.00%, 12/01/14, Pool #E79780, Gold      978,672
      2,748     8.75%, 07/01/15, Pool #256211....          2,796
     27,893     9.25%, 08/01/15, Pool #258714....         30,150
     17,283     9.00%, 10/01/15, Pool #270674....         18,417
      5,152     9.50%, 09/01/16, Pool #170189....          5,796
     13,237     9.00%, 10/01/16, Pool #280542....         14,598
     10,711     9.50%, 11/01/16, Pool #282194....         11,926
     69,953     9.00%, 10/01/19, Pool #544021....         72,533
  7,500,000     6.00%, 12/15/25, Pool #2484
                Class PB, CMO....................      7,849,507
  5,000,000     6.00%, 10/15/27, Pool #2382
                Class GC, CMO....................      5,175,201
  1,576,812     6.00%, 11/01/28, Pool #C00680, Gold    1,629,536
      9,992     7.00%, 12/01/29, Pool #C00895, Gold       10,442
    498,757     7.50%, 01/01/30, Pool #C00910, Gold      527,280
      8,452     7.00%, 02/01/30, Pool #C36429, Gold        8,829
    402,903     7.00%, 06/01/30, Pool #C39507, Gold      420,908
  1,440,267     8.00%, 06/01/30, Pool #C39232, Gold    1,537,936
    347,430     8.00%, 06/01/30, Pool #C39573, Gold      370,990
  1,651,221     7.50%, 09/01/30, Pool #G01131, Gold    1,745,135
    310,510     7.00%, 04/01/31, Pool #C59683, Gold      324,386
    384,989     7.00%, 04/01/31, Pool #G01228, Gold      402,193
    392,690     7.00%, 10/01/31, Pool #C58844, Gold      410,115
    283,761     7.00%, 11/01/31, Pool #C01277, Gold      296,353
                                                   -------------
                                                      22,329,566
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

                STRUCTURED MORTGAGE PRODUCT - 0.83%

$ 1,311,376     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................  $   1,354,409
  4,000,000     Small Business Administration
                Participation Certificates
                Series 2002-20H, Class 1, CMO
                5.31%, 08/01/22..................      4,146,680
  2,350,000     Small Business Administration
                Participation Certificates
                Series 2002-20I, Class 1, CMO
                4.89%, 09/01/22..................      2,376,445
                                                   -------------
                                                       7,877,534
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     131,581,762
                                                   -------------
                (Cost $127,283,899)

FOREIGN BONDS (D) - 9.98%

  3,000,000     Depfa Pfandbriefbank
                3.38%, 10/05/07 (A)..............      3,006,966
  5,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................      5,433,530
  2,800,000     European Investment Bank
                5.63%, 01/24/06..................      3,041,408
  3,850,000     European Investment Bank
                4.63%, 03/01/07..................      4,076,334
  4,325,000     Export Development of Canada
                4.00%, 08/01/07..................      4,456,060
  6,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................      8,224,542
  1,500,000     Inter-American Development Bank
                Senior Unsubordinated Note
                6.50%, 10/20/04..................      1,630,466
  2,500,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................      3,246,213
  4,400,000     International Bank of Reconstruction &
                Development Co.
                6.63%, 08/21/06..................      5,001,933
  4,750,000     KFW International Finance
                2.50%, 10/17/05..................      4,752,356
  4,000,000     Kingdom of Spain
                7.00%, 07/19/05..................      4,468,532
  6,075,000     Oesterreich Kontrollbank
                5.13%, 03/20/07..................      6,535,048
  3,000,000     Province of British Columbia
                5.38%, 10/29/08..................      3,283,818
  4,150,000     Province of New Brunswick
                Senior Unsubordinated Note
                3.50%, 10/23/07..................      4,187,130
  4,875,000     Province of Nova Scotia
                5.75%, 02/27/12..................      5,279,235
  2,950,000     Province of Ontario
                6.00%, 02/21/06..................      3,215,420
  2,500,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................      3,080,690
  3,300,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................      3,626,614

  PAR VALUE                                             VALUE
  ---------                                           ---------

FOREIGN BONDS (CONTINUED)

$ 4,500,000     Republic of Finland
                4.75%, 03/06/07..................  $   4,875,323
  6,550,000     Republic of Italy
                3.63%, 09/14/07..................      6,688,067
  4,850,000     Royal Bank of Scotland Group Plc
                5.00%, 10/01/14..................      4,722,484
  1,590,000     Transalta Corp., Yankee
                6.75%, 07/15/12..................      1,679,864
                                                   -------------
                TOTAL FOREIGN BONDS .............     94,512,033
                                                   -------------
                (Cost $88,638,465)

ASSET-BACKED SECURITIES - 6.80%

  3,575,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-4
                5.11%, 05/25/06..................      3,746,639
  3,900,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80%, 05/25/06..................      4,010,132
  7,200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................      7,609,603
  2,000,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................      2,064,019
  3,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A8, Class A-8
                4.10%, 12/07/06..................      3,116,463
  6,375,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................      6,811,493
  1,500,000     Citibank Credit Card Master Trust I
                Series 1998-3, Class A
                5.80%, 02/07/05..................      1,516,310
  4,000,000     Citibank Credit Card Master Trust I
                Series 1999-2, Class A
                5.88%, 03/10/11..................      4,422,644
  1,475,000     DaimlerChrysler Auto Trust
                Series 2002-C, Class A-4
                3.09%, 01/08/08..................      1,486,794
  5,675,000     Discover Card Master Trust I
                Series 2001-5, Class A
                5.30%, 11/16/06..................      5,961,746
  8,125,000     Ford Credit Auto Owner Trust
                Series 2002-D, Class A-3A
                2.68%, 02/15/06..................      8,206,589
  3,000,000     Ford Credit Auto Owner Trust
                Series 2002-D, Class A-4A
                3.13%, 11/15/06..................      3,047,746
  2,013,319     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................      2,031,106
  2,750,000     MBNA Credit Card Master Note Trust
                Series 2002-A1, Class A-1
                4.95%, 06/15/09..................      2,950,091
  5,125,000     USAA Auto Owner Trust
                Series 2001-1, Class A-4
                5.08%, 03/15/06..................      5,371,338


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

OCTOBER 31, 2002


  PAR VALUE                                             VALUE
  ---------                                           ---------

ASSET-BACKED SECURITIES (CONTINUED)

$ 2,000,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................  $   2,089,370
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     64,442,083
                                                   -------------
                (Cost $61,890,583)

MUNICIPAL SECURITIES - 1.17%

                FLORIDA - 0.42%

    450,000     County Water & Sewer, District of
                Collier County, Water Revenue,
                Series A
                6.30%, 07/01/04
                Insured: FGIC....................        471,254
    790,000     County Water & Sewer, District of
                Collier County, Water Revenue,
                Series A
                6.75%, 07/01/08
                Insured: FGIC....................        820,944
    645,000     Fort Myers Improvement
                Revenue Bonds, Series B
                8.45%, 12/01/03
                Insured: AMBAC...................        660,964
  1,885,000     Vero Beach Water & Sewer Revenue
                Series A
                6.40%, 12/01/08
                Insured: FGIC....................      1,974,613
                                                   -------------
                                                       3,927,775
                                                   -------------

                MARYLAND - 0.05%

    510,000     Baltimore Project, Baltimore City
                Parking Project, Series B
                7.95%, 07/01/03
                Insured: FGIC....................        519,935
                                                   -------------

                NEW HAMPSHIRE - 0.05%

    410,000     New Hampshire State, GO
                7.05%, 07/01/06..................        432,534
                                                   -------------

                NEW JERSEY - 0.28%

  1,645,000     New Jersey EDA State Contract
                Economic Recovery Project, Series B
                7.80%, 03/15/07..................      1,688,132
    285,000     New Jersey State, COP
                8.00%, 12/15/02..................        286,986
    600,000     Secaucus Municipal Utilities
                Authority
                Sewer Revenue, Series B
                8.50%, 12/01/06..................        675,780
                                                   -------------
                                                       2,650,898
                                                   -------------

                NEW YORK - 0.04%

    360,000     Buffalo, Series D, GO
                8.50%, 08/15/03
                Insured: FGIC....................        378,472
                                                   -------------

  PAR VALUE                                             VALUE
  ---------                                           ---------

                OKLAHOMA - 0.11%

$ 1,010,000     Oklahoma City Airport Trust
                Junior Lien, 21st Series
                6.75%, 07/01/05
                Insured: MBIA....................  $   1,079,145
                                                   -------------

                VIRGINIA - 0.22%

  1,980,000     Metropolitan Washington DC
                Airport Authority, Series B, GO
                6.90%, 10/01/08
                Insured: MBIA....................      2,074,486
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......     11,063,245
                                                   -------------
                (Cost $10,674,506)

REPURCHASE AGREEMENT - 0.51%

  4,850,000     Repurchase Agreement with:
                Salomon Smith Barney, Inc.
                1.89%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $4,850,255
                (Collateralized by U.S.Treasury Bill,
                Bonds & Agency Obligations, 3.38% - 7.88%,
                Due 05/01/2003 - 05/15/2030;
                Total Par $4,848,169
                Market Value $4,948,114).........      4,850,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      4,850,000
                                                   -------------
                (Cost $4,850,000)
TOTAL INVESTMENTS - 98.68%.......................    934,979,587
                                                   -------------
(Cost $885,902,781)

NET OTHER ASSETS AND LIABILITIES - 1.32%.........     12,529,188
                                                   -------------
NET ASSETS - 100.00%.............................    947,508,775
                                                   =============

--------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2002, these securities amounted to $19,197,670 or 2.03% of net assets.
(B) Variable rate note. Interest rate shown reflects rate in effect on October 31, 2002.
(C) Step-up Bond. A bond that pays an initial coupn rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon shown reflects the rate in effect on October 31, 2002.
(D)     U.S. Dollar-Denominated
AMBAC   American Municipal Bond Assurance Corp.
CMO     Collateralized Mortgage Obligation
COP     Certificate of Participation
EDA     Economic Development Authority
FGIC    Federal Guaranty Insurance Corp.
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MTN     Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

                                                                            INTERMEDIATE
                                                               SHORT-TERM    GOVERNMENT     CORPORATE   QUALITY PLUS
                                                                BOND FUND   INCOME FUND     BOND FUND     BOND FUND
                                                              ------------  ------------  ------------  ------------
ASSETS:
   Investments (Note 2):
     Investments at cost..................................    $185,552,901  $506,108,733  $151,922,781  $881,052,781
     Repurchase agreements................................      25,742,000    16,724,000     8,211,000     4,850,000
     Net unrealized appreciation on investments...........       2,960,465    21,273,220     9,169,408    49,076,806
                                                              ------------  ------------  ------------  ------------
       Total investments at value.........................     214,255,366   544,105,953   169,303,189   934,979,587
   Cash...................................................             385           130           500           133
   Receivable for investments sold........................              --            --            --     2,421,803
   Receivable for shares sold.............................       2,684,865     1,381,878       392,257     6,200,562
   Interest receivable....................................       2,143,457     5,674,053     2,322,727    11,889,229
                                                              ------------  ------------  ------------  ------------
     Total Assets.........................................     219,084,073   551,162,014   172,018,673   955,491,314
                                                              ------------  ------------  ------------  ------------

LIABILITIES:
   Dividends payable......................................         444,537     1,651,443       487,658     2,416,487
   Payable for investments purchased......................              --            --     4,831,596     2,347,574
   Payable for shares repurchased.........................         725,920     6,001,457       289,820     2,568,990
   Payable to Fleet and affiliates (Note 3)...............         127,675       326,817        93,645       557,206
   Trustees' fees and expenses payable (Note 3)...........           3,094        11,915         3,328        13,618
   Accrued expenses and other payables....................          42,567        67,373        21,817        78,664
                                                              ------------  ------------  ------------  ------------
     Total Liabilities....................................       1,343,793     8,059,005     5,727,864     7,982,539
                                                              ------------  ------------  ------------  ------------
NET ASSETS................................................    $217,740,280  $543,103,009  $166,290,809  $947,508,775
                                                              ============  ============  ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

OCTOBER 31, 2002

                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     QUALITY PLUS
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------
NET ASSETS CONSIST OF:
   Par value (Note 5).....................................    $      21,603  $      50,435  $       15,082  $      83,951
   Paid-in capital in excess of par value.................      220,147,070    541,277,797     161,158,023    900,600,418
   Undistributed net investment income....................            9,180      1,141,474         107,554        726,748
   Accumulated net realized loss on investments sold......       (5,398,038)   (20,639,917)     (4,159,258)    (2,979,148)
   Unrealized appreciation of investments.................        2,960,465     21,273,220       9,169,408     49,076,806
                                                              -------------  -------------  --------------  -------------
TOTAL NET ASSETS..........................................    $ 217,740,280  $ 543,103,009  $  166,290,809  $ 947,508,775
                                                              =============  =============  ==============  =============

Retail A Shares:
   Net Assets.............................................    $  31,978,336  $  57,451,642  $           --  $  44,408,969
   Shares of beneficial interest outstanding..............        3,172,668      5,335,800              --      3,935,036
   NET ASSET VALUE and redemption price per share.........    $       10.08  $       10.77  $           --  $       11.29
   Sales charge - 4.75% of offering price.................             0.50           0.54              --           0.56
                                                              -------------  -------------  --------------  -------------
   Maximum offering price per share.......................    $       10.58  $       11.31  $           --  $       11.85
                                                              =============  =============  ==============  =============

Retail B Shares:
   Net Assets.............................................    $   1,817,411  $   5,276,566             N/A  $  13,980,990
   Shares of beneficial interest outstanding..............          180,338        490,030             N/A      1,238,760
                                                              -------------  -------------  --------------  -------------
   NET ASSET VALUE and offering price per share*..........    $       10.08  $       10.77             N/A  $       11.29
                                                              =============  =============  ==============  =============

Trust Shares:
   Net Assets.............................................    $ 183,944,533  $ 480,374,801  $  166,290,809  $ 888,792,008
   Shares of beneficial interest outstanding..............       18,250,458     44,609,111      15,081,500     78,748,023
                                                              -------------  -------------  --------------  -------------
   NET ASSET VALUE, offering and redemption price per share   $       10.08  $       10.77  $        11.03  $       11.29
                                                              =============  =============  ==============  =============

Prime A Shares:
   Net Assets.............................................    $          --  $          --             N/A  $      58,523
   Shares of beneficial interest outstanding..............               --             --             N/A          5,185
   NET ASSET VALUE and redemption price per share.........    $          --  $          --             N/A  $       11.29
   Sales charge - 4.75% of offering price.................               --             --             N/A           0.56
                                                              -------------  -------------  --------------  -------------
   Maximum offering price per share.......................    $          --  $          --             N/A  $       11.85
                                                              =============  =============  ==============  =============

Prime B Shares:
   Net Assets.............................................    $          --  $          --             N/A  $     268,285
   Shares of beneficial interest outstanding..............               --             --             N/A         23,773
                                                              -------------  -------------  --------------  -------------
   NET ASSETS VALUE and offering price per share*.........    $          --  $          --             N/A  $       11.29
                                                              =============  =============  ==============  =============

--------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                          INTERMEDIATE
                                                          SHORT-TERM       GOVERNMENT        CORPORATE       QUALITY PLUS
                                                           BOND FUND       INCOME FUND       BOND FUND         BOND FUND
                                                         -------------    -------------     -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2).................................    $   7,532,872    $  28,703,871     $   8,431,700    $  51,050,872
                                                         -------------    -------------     -------------    -------------
     Total investment income.........................        7,532,872       28,703,871         8,431,700       51,050,872
                                                         -------------    -------------     -------------    -------------

EXPENSES:
   Investment advisory fee (Note 3)..................        1,246,897        4,026,314         1,092,909        6,745,609
   Administration fee (Note 3).......................          109,492          353,203            95,684          592,000
   Custodian fee.....................................           17,412           29,078            12,447           33,335
   Fund accounting fee (Note 3)......................           57,875          123,461            49,340          142,485
   Professional fees (Note 3)........................           20,908           32,962            17,981           47,221
   Transfer agent fee (Note 3).......................           53,177          146,411            33,655          525,398
   Shareholder servicing and 12b-1 fees (Note 3).....           60,707          111,643                --          165,519
   Trustees' fees and expenses (Note 3)..............            2,001            6,479             1,385           10,863
   Reports to shareholders...........................           51,383           67,726            10,807           52,903
   Miscellaneous.....................................           50,935           67,393            14,399           98,401
                                                         -------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver......        1,670,787        4,964,670         1,328,607        8,413,734
                                                         -------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4).............         (338,485)      (1,098,106)         (297,442)      (2,004,813)
                                                         -------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver......        1,332,302        3,866,564         1,031,165        6,408,921
                                                         -------------    -------------     -------------    -------------
NET INVESTMENT INCOME................................        6,200,570       24,837,307         7,400,535       44,641,951
                                                         -------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTES 2 & 6):
Net realized gain (loss) on investments sold.........         (625,626)      14,925,680          (269,819)      11,436,158
Net change in unrealized appreciation
   (depreciation) of investments.....................       (1,180,529)     (11,352,123)        3,089,893       (4,136,588)
                                                         -------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS........................       (1,806,155)       3,573,557         2,820,074        7,299,570
                                                         -------------    -------------     -------------    -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................    $   4,394,415    $  28,410,864     $  10,220,609    $  51,941,521
                                                         =============    =============     =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                  INTERMEDIATE GOVERNMENT
                                                                   SHORT-TERM BOND FUND                  INCOME FUND
                                                                --------------------------       ---------------------------
                                                                  YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                                    2002          2001               2002           2001
                                                                -----------    -----------       -----------    -----------
NET ASSETS AT BEGINNING OF PERIOD............................. $137,974,599    $124,308,458     $562,709,354   $513,267,426
                                                               ------------    ------------     ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................    6,200,570      6,385,548        24,837,307     28,843,094
   Net realized gain (loss) on investments sold...............     (625,626)       664,905        14,925,680      8,102,089
   Net change in unrealized appreciation (depreciation)
     of investments ..........................................   (1,180,529)     4,516,764       (11,352,123)    32,052,300
                                                               ------------    ------------     ------------   ------------
     Net increase in net assets resulting from operations.....    4,394,415     11,567,217        28,410,864     68,997,483
                                                               ------------    ------------     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................   (1,384,642)    (1,307,150)       (2,761,243)    (2,713,356)
                                                               ------------    ------------     ------------   ------------

   RETAIL B SHARES:
     Net investment income....................................      (62,594)       (51,671)         (170,916)      (113,922)
                                                               ------------    ------------     ------------   ------------

   TRUST SHARES:
     Net investment income....................................   (5,625,285)    (4,464,516)      (23,623,882)   (25,764,574)
                                                               ------------    ------------     ------------   ------------

   BKB SHARES:
     Net investment income....................................          N/A       (650,949)              N/A       (450,079)
                                                               ------------    ------------     ------------   ------------

   Total Distributions to shareholders........................   (7,072,521)    (6,474,286)      (26,556,041)   (29,041,931)
                                                               ------------    ------------     ------------   ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1)...........   82,443,787      8,573,210       (21,461,168)     9,486,376
                                                               ------------    ------------     ------------   ------------
   Net increase (decrease) in net assets......................   79,765,681     13,666,141       (19,606,345)    49,441,928
                                                               ------------    ------------     ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................ $217,740,280    $137,974,599     $543,103,009   $562,709,354
                                                               ============    ============     ============   ============

(A) Undistributed net investment income....................... $      9,180    $      3,061     $  1,141,474   $    401,107
                                                               ============    ============     ============   ============

-----------------------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 37 - 38.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

                                                                    CORPORATE BOND FUND            QUALITY PLUS BOND FUND
                                                                --------------------------       ---------------------------
                                                                  YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                                    2002          2001               2002           2001
                                                               ------------    ------------     ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD............................. $122,039,435    $ 89,599,943     $894,576,657   $605,913,399
                                                               ------------    ------------     ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................    7,400,535       6,010,627       44,641,951     38,016,315
   Net realized gain (loss) on investments sold...............     (269,819)        658,976       11,436,158     13,071,341
   Net change in unrealized appreciation (depreciation)
     of investments ..........................................    3,089,893       7,149,143       (4,136,588)    46,017,581
                                                               ------------    ------------     ------------   ------------
     Net increase in net assets resulting from operations.....   10,220,609      13,818,746       51,941,521     97,105,237
                                                               ------------    ------------     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................           --              --       (2,234,331)    (2,024,243)
                                                               ------------    ------------     ------------   ------------

   RETAIL B SHARES:
     Net investment income....................................          N/A             N/A         (570,198)      (362,933)
                                                               ------------    ------------     ------------   ------------

   TRUST SHARES:
     Net investment income....................................   (7,724,048)     (6,010,986)     (43,469,286)   (35,504,992)
                                                               ------------    ------------     ------------   ------------

   PRIME A SHARES:
     Net investment income....................................          N/A             N/A           (2,100)        (1,925)
                                                               ------------    ------------     ------------   ------------

   PRIME B SHARES:
     Net investment income....................................          N/A             N/A          (12,056)       (13,996)
                                                               ------------    ------------     ------------   ------------

   BKB SHARES:
     Net investment income....................................          N/A             N/A              N/A       (281,513)
                                                               ------------    ------------     ------------   ------------

   Total Distributions to shareholders........................   (7,724,048)     (6,010,986)     (46,287,971)   (38,189,602)
                                                               ------------    ------------     ------------   ------------

NET INCREASE FROM SHARE TRANSACTIONS (1)......................   41,754,813      24,631,732       47,278,568    229,747,623
                                                               ------------    ------------     ------------   ------------
   Net increase in net assets.................................   44,251,374      32,439,492       52,932,118    288,663,258
                                                               ------------    ------------     ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................ $166,290,809    $122,039,435     $947,508,775   $894,576,657
                                                               ============    ============     ============   ============

(A) Undistributed net investment income....................... $    107,554    $    32,479      $    726,748   $    193,639
                                                               ============    ============     ============   ============

------------------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on page 39.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY


                                                                                          SHORT-TERM BOND FUND
                                                                        --------------------------------------------------------
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                  2002                           2001
                                                                        --------------------------     -------------------------
                                                                          SHARES        DOLLARS         SHARES        DOLLARS
                                                                        ----------    ------------     ---------    ------------
RETAIL A SHARES:
Sold .............................................................       1,803,710    $ 18,162,827     1,779,253    $ 18,030,665
Issued to shareholders due to conversion of
   BKB Shares into Retail A Shares ...............................              --              --     1,727,215      17,454,602
Issued to shareholders in reinvestment of dividends...............         120,231       1,213,330       110,384       1,115,404
Repurchased.......................................................      (2,274,034)    (22,905,554)   (2,163,385)    (21,917,145)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................        (350,093)   $ (3,529,397)    1,453,467    $ 14,683,526
                                                                        ==========    ============    ==========    ============

RETAIL B SHARES:
Sold .............................................................          95,050    $    958,137        98,873    $    997,302
Issued to shareholders in reinvestment of dividends...............           5,578          56,270         4,403          44,455
Repurchased.......................................................         (80,609)       (813,288)      (28,159)       (283,987)
                                                                        ----------    ------------    ----------    ------------
   Net increase in shares outstanding.............................          20,019    $    201,119        75,117    $    757,770
                                                                        ==========    ============    ==========    ============

TRUST SHARES:
Sold .............................................................      13,867,434    $139,912,867     4,740,786    $ 48,094,913
Issued to shareholders in reinvestment of dividends...............         148,263       1,495,852       122,022       1,228,926
Repurchased.......................................................      (5,512,042)    (55,636,654)   (3,626,566)    (36,534,462)
                                                                        ----------    ------------    ----------    ------------
   Net increase in shares outstanding.............................       8,503,655    $ 85,772,065     1,236,242    $ 12,789,377
                                                                        ==========    ============    ==========    ============

BKB SHARES:
Sold .............................................................             N/A             N/A        89,029    $    894,390
Issued to shareholders in reinvestment of dividends...............             N/A             N/A        55,130         553,116
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares................................             N/A             N/A    (1,727,215)    (17,454,602)
Repurchased.......................................................             N/A             N/A      (364,942)     (3,650,367)
                                                                        ----------    ------------    ----------    ------------
   Net (decrease) in shares outstanding...........................             N/A             N/A    (1,947,998)   $(19,657,463)
                                                                        ==========    ============    ==========    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                           INTERMEDIATE GOVERNMENT INCOME FUND              CORPORATE BOND FUND
                                                    ----------------------------------------------------  -------------------------
                                                                  YEARS ENDED OCTOBER 31,                 YEARS ENDED OCTOBER 31,
                                                              2002                       2001                      2002
                                                    -------------------------  -------------------------  ------------------------
                                                      SHARES       DOLLARS       SHARES       DOLLARS       SHARES      DOLLARS
                                                    -----------  ------------  -----------  ------------  ----------  ------------
RETAIL A SHARES:
Sold ..............................................   4,948,739  $ 52,547,867    1,418,625  $ 14,610,049          --  $         --
Issued in connection with acquisition (Note 8).....          --            --       62,715       653,034          --            --
Issued to shareholders due to conversion of
   BKB Shares into Retail A Shares ................          --            --    1,132,950    11,667,138          --            --
Issued to shareholders in reinvestment of dividends     206,718     2,177,696      210,967     2,181,147          --            --
Repurchased........................................  (5,532,160)  (58,717,864)  (1,893,383)  (19,500,910)         --            --
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net increase (decrease) in shares outstanding...    (376,703) $ (3,992,301)     931,874  $  9,610,458          --  $         --
                                                    ===========  ============  ===========  ============  ==========  ============

RETAIL B SHARES:
Sold ..............................................     212,036  $  2,241,698      250,671  $  2,579,770         N/A           N/A
Issued in connection with acquisition (Note 8).....          --            --           --            --         N/A           N/A
Issued to shareholders in reinvestment of dividends      15,041       158,690       10,151       105,075         N/A           N/A
Repurchased........................................     (81,866)     (863,616)     (93,469)     (958,898)        N/A           N/A
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net increase (decrease) in shares outstanding...     145,211  $  1,536,772      167,353  $  1,725,947         N/A           N/A
                                                    ===========  ============  ===========  ============  ==========  ============

TRUST SHARES:
Sold...............................................  15,081,004  $159,011,746   14,423,077  $148,768,921   6,909,689  $ 73,946,500
Issued in connection with acquisition (Note 8).....          --            --    1,845,270    19,212,553          --            --
Issued to shareholders in reinvestment of dividends     364,984     3,846,700      368,600     3,808,632     219,382     2,355,574
Repurchased........................................ (17,283,211) (181,864,085) (15,586,314) (160,751,821) (3,222,082)  (34,547,261)
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net increase (decrease) in shares outstanding...  (1,837,223) $(19,005,639)   1,050,633  $ 11,038,285   3,906,989  $ 41,754,813
                                                    ===========  ============  ===========  ============  ==========  ============

PRIME A SHARES:
Sold ..............................................          --  $         --           --  $         --         N/A           N/A
Issued to shareholders in reinvestment of dividends          --            --           --            --         N/A           N/A
Repurchased........................................          --            --           --            --         N/A           N/A
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net increase in shares outstanding..............          --  $         --           --  $         --         N/A           N/A
                                                    ===========  ============  ===========  ============  ==========  ============

PRIME B SHARES:
Sold ..............................................          --  $         --           --  $         --         N/A           N/A
Issued to shareholders in reinvestment of dividends          --            --           --            --         N/A           N/A
Repurchased........................................          --            --           --            --         N/A           N/A
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net increase (decrease) in shares outstanding...          --  $         --           --  $         --         N/A           N/A
                                                    ===========  ============  ===========  ============  ==========  ============

BKB SHARES:
Sold ..............................................         N/A           N/A       20,544  $    167,382         N/A           N/A
Issued to shareholders in reinvestment of dividends         N/A           N/A       28,219       330,523         N/A           N/A
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares.................         N/A           N/A   (1,132,950)  (11,667,138)        N/A           N/A
Repurchased........................................         N/A           N/A     (167,851)   (1,719,081)        N/A           N/A
                                                    -----------  ------------  -----------  ------------  ----------  ------------
   Net (decrease) in shares outstanding............         N/A           N/A   (1,252,038) $(12,888,314)        N/A           N/A
                                                    ===========  ============  ===========  ============  ==========  ============


                                                      CORPORATE BOND FUND                   QUALITY PLUS BOND FUND
                                                    ------------------------  ----------------------------------------------------
                                                     YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,
                                                             2001                       2002                      2001
                                                    ------------------------  -------------------------  -------------------------
                                                      SHARES      DOLLARS       SHARES       DOLLARS       SHARES       DOLLARS
                                                    ----------  ------------  -----------  ------------  -----------  ------------
RETAIL A SHARES:
Sold ..............................................         --  $         --    1,407,579  $ 15,467,329    1,220,551  $ 13,139,346
Issued in connection with acquisition (Note 8).....         --            --           --            --      281,189     3,061,797
Issued to shareholders due to conversion of
   BKB Shares into Retail A Shares ................         --            --           --            --      688,933     7,397,112
Issued to shareholders in reinvestment of dividends         --            --      175,003     1,924,387      164,443     1,777,021
Repurchased........................................         --            --   (1,945,283)  (21,349,227)  (1,286,521)  (13,834,282
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net increase (decrease) in shares outstanding...         --  $         --     (362,701) $ (3,957,511)   1,068,595  $ 11,540,994
                                                    ==========  ============  ===========  ============  ===========  ============

RETAIL B SHARES:
Sold ..............................................        N/A           N/A      248,257  $  2,762,895      298,391  $  3,227,591
Issued in connection with acquisition (Note 8).....        N/A           N/A           --            --      574,735     6,258,543
Issued to shareholders in reinvestment of dividends        N/A           N/A       42,412       466,622       26,740       289,934
Repurchased........................................        N/A           N/A     (320,100)   (3,519,502)    (189,490)   (2,043,933)
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net increase (decrease) in shares outstanding...        N/A           N/A      (29,431) $   (289,985)     710,376  $  7,732,135
                                                    ==========  ============  ===========  ============  ===========  ============

TRUST SHARES:
Sold...............................................  5,794,526  $ 60,975,226   25,317,231  $278,012,903   16,138,401  $173,946,688
Issued in connection with acquisition (Note 8).....         --            --           --            --   17,925,356   195,196,556
Issued to shareholders in reinvestment of dividends    225,814     2,380,886    1,292,159    14,237,392    1,107,483    11,969,774
Repurchased........................................ (3,681,161)  (38,724,380) (21,906,546) (240,721,647) (15,103,368) (162,738,287
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net increase (decrease) in shares outstanding...  2,339,179  $ 24,631,732    4,702,844  $ 51,528,648   20,067,872  $218,374,731
                                                    ==========  ============  ===========  ============  ===========  ============

PRIME A SHARES:
Sold ..............................................        N/A           N/A        2,385  $     26,514           --  $         --
Issued to shareholders in reinvestment of dividends        N/A           N/A          157         1,726          144         1,552
Repurchased........................................        N/A           N/A         (765)       (8,340)          --            (5)
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net increase in shares outstanding..............        N/A           N/A        1,777  $     19,900          144  $      1,547
                                                    ==========  ============  ===========  ============  ===========  ============

PRIME B SHARES:
Sold ..............................................        N/A           N/A        1,055  $     11,623        9,804  $    104,795
Issued to shareholders in reinvestment of dividends        N/A           N/A          889         9,762        1,128        12,195
Repurchased........................................        N/A           N/A       (3,974)      (43,869)     (10,411)     (113,519
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net increase (decrease) in shares outstanding...        N/A           N/A       (2,030) $    (22,484)         521  $      3,471
                                                    ==========  ============  ===========  ============  ===========  ============

BKB SHARES:
Sold ..............................................        N/A           N/A          N/A           N/A       17,860  $    190,629
Issued to shareholders in reinvestment of dividends        N/A           N/A          N/A           N/A       22,007       235,449
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares.................        N/A           N/A          N/A           N/A     (688,933)   (7,397,112)
Repurchased........................................        N/A           N/A          N/A           N/A      (87,493)     (934,221)
                                                    ----------  ------------  -----------  ------------  -----------  ------------
   Net (decrease) in shares outstanding............        N/A           N/A          N/A           N/A     (736,559) $ (7,905,255)
                                                    ==========  ============  ===========  ============  ===========  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     38 - 39

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------------  -------------------------------------------

                                              NET
                 NET                      REALIZED AND       TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
             ASSET VALUE,      NET         UNREALIZED        FROM       FROM NET       FROM NET                      NET INCREASE
              BEGINNING    INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT      REALIZED         TOTAL      (DECREASE) IN NET
              OF PERIOD   INCOME (A)(B)  INVESTMENTS (B)  OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS     ASSET VALUE
             ------------ -------------  ---------------  ----------  -------------  -------------  -------------  -----------------
RETAIL A
10/31/02        $10.27        $0.36(2)       $(0.14)        $ 0.22        $(0.41)          $--          $(0.41)         $(0.19)
10/31/01          9.86         0.51(2)         0.42           0.93         (0.52)           --           (0.52)           0.41
10/31/00          9.86         0.52(2)         0.03           0.55         (0.55)           --           (0.55)             --
10/31/99         10.10         0.49           (0.25)          0.24         (0.48)           --           (0.48)          (0.24)
10/31/98         10.01         0.51            0.11           0.62         (0.53)           --           (0.53)           0.09

RETAIL B
10/31/02         10.27         0.30(2)        (0.14)          0.16         (0.35)           --           (0.35)          (0.19)
10/31/01          9.86         0.44(2)         0.42           0.86         (0.45)           --           (0.45)           0.41
10/31/00          9.86         0.45(2)         0.03           0.48         (0.48)           --           (0.48)             --
10/31/99         10.10         0.42           (0.25)          0.17         (0.41)           --           (0.41)          (0.24)
10/31/98         10.01         0.45            0.11           0.56         (0.47)           --           (0.47)           0.09

TRUST
10/31/02         10.27         0.39(2)        (0.14)          0.25         (0.44)           --           (0.44)          (0.19)
10/31/01          9.86         0.53(2)         0.42           0.95         (0.54)           --           (0.54)           0.41
10/31/00          9.86         0.54(2)         0.03           0.57         (0.57)           --           (0.57)             --
10/31/99         10.10         0.51           (0.25)          0.26         (0.50)           --           (0.50)          (0.24)
10/31/98         10.01         0.54            0.11           0.65         (0.56)           --           (0.56)           0.09


                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------
                                                          RATIO OF       RATIO OF        RATIO OF
                                                       NET INVESTMENT    OPERATING       OPERATING
                                                          INCOME         EXPENSES         EXPENSES
                NET ASSET                NET ASSETS,     INCLUDING       INCLUDING       EXCLUDING     PORTFOLIO
                 VALUE,        TOTAL    END OF PERIOD  REIMBURSEMENT/  REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
              END OF PERIOD  RETURN(1)    (IN 000S)      WAIVER (B)        WAIVER          WAIVER        RATE
              -------------  ---------  -------------  --------------  ------------    --------------  ---------
RETAIL A
10/31/02          $10.08        2.25%      $31,978          3.54%           0.99%           1.20%         56%
10/31/01           10.27        9.62%       36,192          5.06%           1.00%           1.24%        108%
10/31/00            9.86        5.76%       20,394          5.31%           1.06%           1.29%        110%
10/31/99            9.86        2.43%       24,653          4.86%           1.10%           1.30%        151%
10/31/98           10.10        6.42%       29,067          5.07%           1.11%           1.31%        133%

RETAIL B
10/31/02           10.08        1.57%        1,817          2.87%           1.66%           1.86%         56%
10/31/01           10.27        8.89%        1,647          4.39%           1.67%           1.91%        108%
10/31/00            9.86        5.02%          840          4.61%           1.76%           2.01%        110%
10/31/99            9.86        1.71%          812          4.17%           1.79%           2.08%        151%
10/31/98           10.10        5.73%        1,087          4.40%           1.78%           1.99%        133%

TRUST
10/31/02           10.08        2.51%      183,945          3.79%           0.74%           0.94%         56%
10/31/01           10.27        9.89%      100,136          5.31%           0.75%           1.00%        108%
10/31/00            9.86        6.04%       83,876          5.56%           0.81%           1.04%        110%
10/31/99            9.86        2.67%       31,438          5.10%           0.86%           1.06%        151%
10/31/98           10.10        6.68%       38,071          5.33%           0.85%           1.05%        133%

----------------------------------------------
(1)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.34(2), $0.49(2),
     $0.50(2), $0.47 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
     Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2002, 2001, 2000,
     1999 and 1998 was $0.27(2), $0.42(2), $0.43(2), $0.39 and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999, 1998 was $0.36(2), $0.51(2), $0.52(2), $0.49 and $0.52, respectively.
(B)  The Trust adopted the provisions of the AICPAAudit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.37)%, respectively. The effect of the changes for Retail B Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02),
     $0.02 and (0.37)%, respectively. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.37)%, respectively (Note 2).


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     40 - 41

INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------------  -------------------------------------------

                                              NET
                 NET                      REALIZED AND       TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
             ASSET VALUE,      NET         UNREALIZED        FROM       FROM NET       FROM NET                      NET INCREASE
              BEGINNING    INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT      REALIZED         TOTAL      (DECREASE) IN NET
              OF PERIOD   INCOME (A)(B)  INVESTMENTS (B)  OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS     ASSET VALUE
             ------------ -------------  ---------------  ----------  -------------  -------------  -------------  -----------------
RETAIL A
10/31/02        $10.72       $0.46(3)        $0.09          $0.55        $(0.50)          $--          $(0.50)           $0.05
10/30/01          9.95        0.54            0.77           1.31         (0.54)           --           (0.54)            0.77
10/31/00          9.86        0.55(3)         0.11           0.66         (0.57)           --           (0.57)            0.09
10/31/99         10.50        0.54           (0.65)         (0.11)        (0.53)           --           (0.53)           (0.64)
10/31/98         10.18        0.57            0.34           0.91         (0.59)           --           (0.59)            0.32

RETAIL B
10/31/02         10.72        0.38(3)         0.09           0.47         (0.42)           --           (0.42)            0.05
10/30/01          9.95        0.46            0.77           1.23         (0.46)           --           (0.46)            0.77
10/31/00          9.85        0.48(3)         0.11           0.59         (0.49)           --           (0.49)            0.10
10/31/99(1)      10.50        0.47           (0.66)         (0.19)        (0.46)           --           (0.46)           (0.65)

TRUST
10/31/02         10.72        0.49(3)         0.08           0.57         (0.52)           --           (0.52)            0.05
10/30/01          9.95        0.57            0.77           1.34         (0.57)           --           (0.57)            0.77
10/31/00          9.85        0.58(3)         0.11           0.69         (0.59)           --           (0.59)            0.10
10/31/99         10.50        0.56           (0.65)         (0.09)        (0.56)           --           (0.56)           (0.65)
10/31/98         10.18        0.59            0.35           0.94         (0.62)           --           (0.62)            0.32


                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------
                                                          RATIO OF       RATIO OF        RATIO OF
                                                       NET INVESTMENT    OPERATING       OPERATING
                                                          INCOME         EXPENSES         EXPENSES
                NET ASSET                NET ASSETS,     INCLUDING       INCLUDING       EXCLUDING     PORTFOLIO
                 VALUE,        TOTAL    END OF PERIOD  REIMBURSEMENT/  REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
              END OF PERIOD  RETURN(2)    (IN 000S)      WAIVER (B)        WAIVER          WAIVER        RATE
              -------------  ---------  -------------  --------------  ------------    --------------  ---------
RETAIL A
10/31/02         $10.77         5.32%      $57,452          4.41%           0.94%           1.14%         99%
10/30/01          10.72        13.52%       61,224          5.22%           0.98%           1.18%         86%
10/31/00           9.95         7.01%       47,548          5.63%           0.97%           1.18%         99%
10/31/99           9.86        (1.11)%      56,454          5.28%           0.97%           1.17%        184%
10/31/98          10.50         9.22%       66,865          5.49%           1.01%           1.21%        205%

RETAIL B
10/31/02          10.77         4.52%        5,277          3.65%           1.70%           1.91%         99%
10/30/01          10.72        12.64%        3,695          4.44%           1.76%           1.98%         86%
10/31/00           9.95         6.22%        1,765          4.89%           1.71%           2.09%         99%
10/31/99(1)        9.85        (1.78)%       1,084          4.61%           1.64%           2.14%        184%

TRUST
10/31/02          10.77         5.59%      480,375          4.67%           0.68%           0.89%         99%
10/30/01          10.72        13.84%      497,790          5.50%           0.70%           0.90%         86%
10/31/00           9.95         7.29%      451,501          5.90%           0.70%           0.90%         99%
10/31/99           9.85        (0.86)%     234,880          5.53%           0.72%           0.92%        184%
10/31/98          10.50         9.52%      239,763          5.77%           0.73%           0.93%        205%

-------------------------------------
(1)  The Fund began offering Retail B Shares on November 1, 1998.
(2)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(3)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.44(3), $0.52,
     $0.58(3), $0.52 and $0.55, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
     Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2002, 2001, 2000 and
     1999 was $0.36(3), $0.43, $0.35(3) and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2002,
     2001, 2000, 1999 and 1998 was $0.47(3), $0.55, $0.40(3), $0.54 and $0.57, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively. The effect of the changes for Retail B Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03),
     $0.03 and (0.26)%, respectively. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.03), $0.03 and (0.26)%, respectively (Note 2).


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    42 - 43

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------------  -------------------------------------------

                                              NET
                 NET                      REALIZED AND       TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
             ASSET VALUE,      NET         UNREALIZED        FROM       FROM NET       FROM NET                      NET INCREASE
              BEGINNING    INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT      REALIZED         TOTAL      (DECREASE) IN NET
              OF PERIOD   INCOME (A)(B)  INVESTMENTS (B)  OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS     ASSET VALUE
             ------------ -------------  ---------------  ----------  -------------  -------------  -------------  -----------------
TRUST
10/31/02        $10.92        $0.56          $ 0.12         $ 0.68      $(0.57)          $--          $(0.57)            $ 0.11
10/31/01         10.14         0.60            0.78           1.38       (0.60)           --           (0.60)              0.78
10/31/00         10.22         0.61           (0.05)          0.56       (0.64)           --           (0.64)             (0.08)
10/31/99         10.90         0.59           (0.68)         (0.09)      (0.59)           --           (0.59)             (0.68)
10/31/98         10.63         0.62            0.30           0.92       (0.65)           --           (0.65)              0.27


                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------
                                                          RATIO OF       RATIO OF        RATIO OF
                                                       NET INVESTMENT    OPERATING       OPERATING
                                                          INCOME         EXPENSES         EXPENSES
                NET ASSET                NET ASSETS,     INCLUDING       INCLUDING       EXCLUDING     PORTFOLIO
                 VALUE,        TOTAL    END OF PERIOD  REIMBURSEMENT/  REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
              END OF PERIOD   RETURN      (IN 000S)      WAIVER (B)        WAIVER          WAIVER        RATE
              -------------   ------    -------------  --------------  ------------    --------------  ---------
TRUST
10/31/02         $11.03        6.49%      $166,291          5.08%          0.71%           0.91%           33%
10/31/01          10.92       13.99%       122,039          5.70%          0.77%           0.97%           79%
10/31/00          10.14        5.69%        89,600          6.01%          0.83%           1.03%           75%
10/31/99          10.22       (0.82)%       79,382          5.62%          0.85%           1.05%          206%
10/31/98          10.90        8.96%        83,565          5.80%          0.82%           1.02%          155%

------------------------------------------
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.54, $0.58, $0.60, $0.57 and $0.60,
     respectively.
(B)  The Trust adopted the provisions of the AICPAAudit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.25)%, respectively (Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     44 - 45

QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------------  -------------------------------------------
                                              NET
                 NET                      REALIZED AND       TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
             ASSET VALUE,      NET         UNREALIZED        FROM       FROM NET       FROM NET                      NET INCREASE
              BEGINNING    INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT      REALIZED         TOTAL      (DECREASE) IN NET
              OF PERIOD   INCOME (A)(B)  INVESTMENTS (B)  OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS     ASSET VALUE
             ------------ -------------  ---------------  ----------  -------------  -------------  -------------  -----------------
RETAIL A
10/31/02        $11.23       $0.52           $ 0.08         $ 0.60       $(0.54)       $   --          $(0.54)           $ 0.06
10/31/01         10.35        0.57             0.89           1.46        (0.58)           --           (0.58)             0.88
10/31/00         10.25        0.59             0.11           0.70        (0.60)           --           (0.60)             0.10
10/31/99         11.20        0.57            (0.86)         (0.29)       (0.57)        (0.09)          (0.66)            (0.95)
10/31/98         10.70        0.58             0.50           1.08        (0.58)           --           (0.58)             0.50

RETAIL B
10/31/02         11.23        0.45             0.08           0.53        (0.47)           --           (0.47)             0.06
10/31/01         10.35        0.51             0.88           1.39        (0.51)           --           (0.51)             0.88
10/31/00         10.25        0.52             0.11           0.63        (0.53)           --           (0.53)             0.10
10/31/99         11.20        0.50            (0.86)         (0.36)       (0.50)        (0.09)          (0.59)            (0.95)
10/31/98         10.70        0.51             0.51           1.02        (0.52)           --           (0.52)             0.50

TRUST
10/31/02         11.23        0.55             0.08           0.63        (0.57)           --           (0.57)             0.06
10/31/01         10.35        0.60             0.88           1.48        (0.60)           --           (0.60)             0.88
10/31/00         10.25        0.61             0.11           0.72        (0.62)           --           (0.62)             0.10
10/31/99         11.20        0.58            (0.86)         (0.28)       (0.58)        (0.09)          (0.67)            (0.95)
10/31/98         10.70        0.59             0.50           1.09        (0.59)           --           (0.59)             0.50

A PRIME
10/31/02         11.23        0.54             0.07           0.61        (0.55)           --           (0.55)             0.06
10/31/01         10.35        0.57             0.89           1.46        (0.58)           --           (0.58)             0.88
10/31/00         10.25        0.57             0.12           0.69        (0.59)           --           (0.59)             0.10
10/31/99(1)      11.20        0.60            (0.89)         (0.29)       (0.57)        (0.09)          (0.66)            (0.95)

B PRIME
10/31/02         11.23        0.44             0.08           0.52        (0.46)           --           (0.46)             0.06
10/31/01         10.35        0.49             0.89           1.38        (0.50)           --           (0.50)             0.88
10/31/00         10.24        0.51             0.12           0.63        (0.52)           --           (0.52)             0.11
10/31/99(1)      11.20        0.49            (0.87)         (0.38)       (0.49)        (0.09)          (0.58)            (0.96)


                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------
                                                          RATIO OF       RATIO OF        RATIO OF
                                                       NET INVESTMENT    OPERATING       OPERATING
                                                          INCOME         EXPENSES         EXPENSES
                NET ASSET                NET ASSETS,     INCLUDING       INCLUDING       EXCLUDING     PORTFOLIO
                 VALUE,        TOTAL    END OF PERIOD  REIMBURSEMENT/  REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
              END OF PERIOD  RETURN(2)    (IN 000S)      WAIVER (B)        WAIVER          WAIVER        RATE
              -------------  ---------  -------------  --------------  ------------    --------------  ---------
RETAIL A
10/31/02          $11.29         5.63%     $ 44,409        4.77%           0.91%             1.13%         75%
10/31/01           11.23        14.45%       48,276        5.30%           0.98%             1.18%        131%
10/31/00           10.35         7.04%       33,429        5.76%           1.01%             1.23%        104%
10/31/99           10.25        (2.66)%      42,906        5.32%           0.99%             1.20%        226%
10/31/98           11.20        10.35%       45,879        5.30%           1.00%             1.20%        253%

RETAIL B
10/31/02           11.29         4.90%       13,981        4.08%           1.60%             1.83%         75%
10/31/01           11.23        13.70%       14,246        4.64%           1.64%             1.84%        131%
10/31/00           10.35         6.37%        5,775        5.13%           1.65%             1.91%        104%
10/31/99           10.25        (3.25)%       6,550        4.72%           1.59%             1.88%        226%
10/31/98           11.20         9.73%        5,420        4.69%           1.61%             1.81%        253%

TRUST
10/31/02           11.29         5.86%      888,792        4.99%           0.69%             0.91%         75%
10/31/01           11.23        14.73%      831,727        5.55%           0.73%             0.94%        131%
10/31/00           10.35         7.27%      558,789        5.99%           0.78%             0.99%        104%
10/31/99           10.25        (2.52)%     237,772        5.46%           0.84%             1.04%        226%
10/31/98           11.20        10.50%      217,143        5.43%           0.87%             1.07%        253%

A PRIME
10/31/02           11.29         5.64%           59        4.79%           0.89%             1.28%         75%
10/31/01           11.23        14.48%           38        5.33%           0.95%             1.33%        131%
10/31/00           10.35         7.00%           34        5.74%           1.05%             1.52%        104%
10/31/99(1)        10.25        (2.68)%          16        5.35%           0.96%             1.52%        226%

B PRIME
10/31/02           11.29         4.86%          268        4.04%           1.64%             1.94%         75%
10/31/01           11.23        13.65%          290        4.60%           1.68%             1.96%        131%
10/31/00           10.35         6.41%          262        5.07%           1.71%             2.00%        104%
10/31/99(1)        10.24        (3.46)%         323        4.60%           1.71%             2.07%        226%

----------------------------------------------------------------
(1)  The Fund began offering Prime A Shares and Prime B Shares on November 1, 1998.
(2)  Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
     Shares.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.50, $0.55, $0.56,
     $0.55 and $0.56, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2002, 2001, 2000, 1999 and
     1998 was $0.43, $0.49, $0.50, $0.47 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31,
     2002, 2001, 2000, 1999 and 1998 was $0.53, $0.58, $0.59, $0.56 and $0.56, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.50, $0.53, $0.52 and $o.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for
     Prime B Shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.40, $0.46, $0.48 and $0.45, respectively.
(B)  The Trust adopted the provisions of the AICPAAudit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively. The effect of the changes for Retail B Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02),
     $0.02 and (0.15)%, respectively. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively (Note 2). The effect of the changes for Prime A Shares for the year ended
     October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and (0.15)%, respectively. The effect of the changes for Prime B Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.02), $0.02 and (0.15)%, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     46 - 47

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered thirty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and Quality Plus Bond (formerly High Quality Bond) Funds (individually, a "Fund," and collectively, the "Funds") only.

  The Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Quality Plus Bond Fund offers all five series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares and Retail B Shares, and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares are substantially the same except that (i) Retail A Shares and Prime A Shares are subject to a maximum 4.75% front-end sales charge, (ii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series-specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares purchased prior to January 1, 2001 will convert automatically to Retail A Shares six years after the date of purchase, Retail B Shares purchased on or after January 1, 2001 will automatically convert to Retail A Shares eight years after the date of purchase, Retail B Shares issued in connection with The Pillar Funds reorganization will automatically convert to Retail A Shares eight years after the date of purchase of the Pillar Fund Class B Shares held prior to the reorganization, and Prime B Shares will automatically convert to Prime A Shares eight years after the date of purchase. Prior to June 26, 2001, the Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality; coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  INCOME RECOGNITION: The Funds have adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities and requires interest income to be adjusted by paydown gains and losses on mortgage-backed and asset-backed securities. Prior to November 1, 2001, the Funds did not amortize premiums and discounts on fixed income securities. However, interest income was adjusted by paydown gains and losses on mortgage-backed and asset-backed securities. Accordingly, the Funds recorded a cumulative effect adjustment to reflect the amortization of premiums and discounts. The cumulative effect of this accounting change did not impact the net assets of the Funds, but resulted in reclassifications as follows:

NOTES TO FINANCIAL STATEMENTS


                                 AT OCTOBER 31,
                                      2001                                    FOR THE YEAR ENDED OCTOBER 31, 2002
                    ----------------------------------------   ---------------------------------------------------------------
                                                                                                                NET UNREALIZED
                                 NET UNREALIZED                         NET INVESTMENT                           APPRECIATION
NAME OF FUND                      APPRECIATION           COST               INCOME        NET REALIZED GAIN     (DEPRECIATION)
 -----------                    -----------------  -----------------   -----------------  -----------------   -----------------
Short-Term Bond Fund ......        $   78,585         $   (78,585)        $   (614,813)       $  209,946          $ 404,867
Intermediate Government
 Income Fund...............         1,652,861          (1,652,861)          (1,395,092)        1,859,480           (464,388)
Corporate Bond Fund........           656,753            (656,753)            (365,506)           75,287            290,219
Quality Plus Bond Fund ....         2,308,362          (2,308,362)          (1,339,638)        1,849,180           (509,542)

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), a wholly-owned subsidiary of Columbia Management Group, Inc. ("CMG") and an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Trust has been advised by the Investment Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees of the Trust, it intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. (See Note 4.)

  The Trust and Fleet (the "Administrator") are also parties to an administration agreement under which the Administrator provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined

NOTES TO FINANCIAL STATEMENTS

average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Prior to July 22, 2002, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive. The Administrator has advised the Trust that effective November 15, 2002 the Administrator intends to limit the administration fee payable to it by the Trust to a maximum annual rate of 0.067% of the combined average daily net assets of the Funds and the other funds offered by the Trust. Prior to May 31, 2001, PFPC received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Effective July 22, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with the Administrator.

  In addition, the Administrator also provides custody administration services pursuant to certain fee arrangements. In accordance with such fee arrangements, the Administrator compensates the Trust's custodian bank, JPMorgan Chase Bank (formerly known as Chase Manhattan Bank), for its services.

  Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 22, 2002, PFPC provided these pricing and bookkeeping services pursuant to its administration agreement with the Trust and subject to the same fee arrangements. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA. As of July 22, 2002, Liberty Funds Services, Inc. provides transfer agency services to the Funds pursuant to certain fee arrangements. Prior to July 22, 2002, these transfer agency services were provided by PFPC.

  Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net assets attributable to Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2002, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                             SERVICES           12B-1 PLAN
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Short-Term Bond Fund ....   $ 46,027      $ 2,751      $ 11,929
Intermediate Government
 Income Fund ............     77,041        6,427        28,175
Quality Plus Bond Fund ..     55,978       19,652        86,940

NOTES TO FINANCIAL STATEMENTS

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets attributable to each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and Quality Plus Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets attributable to Prime B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2002, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                                            PRIME B SHARES PLAN
                             PRIME A      -----------------------
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        -----------   --------   ------------
Quality Plus Bond Fund ..    $   106      $   711      $  2,132

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares of the Funds each bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares also bear additional transfer agency fees in order to compensate Liberty Fund Services, Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 2002, transfer agent charges for each series were as follows:

FUND                       RETAIL A  RETAIL B   TRUST
----                       --------  -------- --------
Short-Term Bond Fund ....  $41,183   $ 2,303  $  9,691
Intermediate Government
 Income Fund ............   78,542    10,066    57,803
Corporate Bond Fund .....      N/A       N/A    33,655
Quality Plus Bond Fund ..   65,333    23,007   436,768

FUND                        PRIME A    PRIME B
----                        -------    -------
Quality Plus Bond Fund ..  $    73   $   217

  Certain officers of the Trust are officers of Fleet and its affiliates. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Board of Trustees of the Trust, VIP and Galaxy II is also entitled to additional fees for his services in this capacity. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES

  The Investment Advisor and/or its affiliates and/or PFPC voluntarily agreed to waive a portion of their fees for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers at any time. For the year ended October 31, 2002, the Investment Advisor and/or its affiliates and/or PFPC waived fees with respect to the Funds in the following amounts:

FUND                             FEES WAIVED
----                             -----------
Short-Term Bond Fund ......      $   338,485
Intermediate Government
 Income Fund ..............        1,098,106
Corporate Bond Fund .......          297,442
Quality Plus Bond Fund ....        2,004,813

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-three classes of shares, each consisting of one or more series.

NOTES TO FINANCIAL STATEMENTS


  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2002 were as follows:

                                           PURCHASES
                                -----------------------------
FUND                             GOVERNMENT           OTHER
------                          ------------     ------------
Short-Term Bond Fund ......     $ 88,711,858     $ 67,582,744
Intermediate Government
 Income Fund ..............      407,702,420      106,237,924
Corporate Bond Fund .......       21,134,948       65,691,613
Quality Plus Bond Fund ....      376,708,248      321,891,261

                                             SALES
                                -----------------------------
FUND                             GOVERNMENT           OTHER
------                          ------------     ------------
Short-Term Bond Fund ......     $ 35,644,332      $54,206,615
Intermediate Government
 Income Fund ..............      357,274,375      184,179,193
Corporate Bond Fund .......       28,646,183       18,546,137
Quality Plus Bond Fund ....      414,353,801      240,284,080

  The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 2002 for each Fund is as follows:

FUND                          APPRECIATION    (DEPRECIATION)
----                          ------------    --------------
Short-Term Bond Fund .....    $  3,521,226     $ (1,044,213)
Intermediate Government
 Income Fund .............      20,440,860         (362,272)
Corporate Bond Fund ......       8,766,720         (590,243)
Quality Plus Bond Fund ...      49,735,887       (2,547,802)

FUND                               NET             COST
----                               ---             ----
Short-Term Bond Fund .....    $  2,477,013     $ 211,778,353
Intermediate Government
 Income Fund .............      20,078,588       524,027,365
Corporate Bond Fund ......       8,176,477       161,126,712
Quality Plus Bond Fund ...      47,188,085       887,791,502

7.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the Funds and other participating funds at the end of each calendar quarter. For the year ended October 31, 2002, no borrowings were made by the Funds against the line of credit.

8.   ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar Intermediate-Term Government Securities Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 62,715 Retail A Shares and 1,845,270 Trust Shares of the Galaxy Intermediate Government Income Fund, and
(ii) all of the assets and liabilities of the Pillar Fixed Income Fund were transferred to the Galaxy High Quality Bond Fund in exchange for 281,189 Retail A Shares, 17,925,356 Retail B Shares and 574,735 Trust Shares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding portfolios of Galaxy and Galaxy II in exchange for shares in such Galaxy and Galaxy II portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

NOTES TO FINANCIAL STATEMENTS


                                                 BEFORE                AFTER
                                               ACQUISITION          ACQUISITION
                                   ----------------------------     ------------
                                      GALAXY          PILLAR           GALAXY
                                   INTERMEDIATE  INTERMEDIATE-TERM  INTERMEDIATE
                                    GOVERNMENT      GOVERNMENT       GOVERNMENT
                                    INCOME FUND   SECURITIES FUND    INCOME FUND
                                   ------------  -----------------  ------------
Net Assets ....................    $526,479,871     $19,865,587     $546,345,458
Shares Outstanding ............      50,564,442       1,920,726       52,472,427
Retail A/Class A
 Net Asset Value, per share ...    $      10.41     $     10.34     $      10.41
Trust/Class I
 Net Asset Value, per share ...    $      10.41     $     10.34     $      10.41
Unrealized Appreciation .......    $ 17,084,391     $   381,617     $ 17,466,008

                                              BEFORE                    AFTER
                                            ACQUISITION              ACQUISITION
                                    ---------------------------     ------------
                                       GALAXY                          GALAXY
                                    HIGH QUALITY   PILLAR FIXED     HIGH QUALITY
                                      BOND FUND     INCOME FUND       BOND FUND
                                    ------------   ------------     ------------
Net Assets ....................     $658,197,828   $204,516,896     $862,714,724
Shares Outstanding ............       60,447,018     19,508,380       79,228,298
Retail A/Class A
 Net Asset Value, per share ...     $      10.89   $      10.47     $      10.89
Retail B/Class B
 Net Asset Value, per share ...     $      10.89   $      10.51     $      10.89
Trust/Class I
 Net Asset Value, per share ...     $      10.89   $      10.48     $      10.89
Unrealized Appreciation .......     $ 21,287,965   $  6,833,393     $ 28,121,358

9.   CAPITAL LOSS CARRYFORWARDS

  At October 31, 2002, the following Funds had capital loss carryforwards:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Short-Term Bond Fund .......   $ 1,516,262       2003
                                    10,917       2004
                                     9,409       2005
                                   114,406       2006
                                 1,642,976       2007
                                   517,428       2008
                                 1,103,188       2010
Intermediate Government
 Income Fund* ..............     5,277,626       2003
                                 2,682,632       2004
                                 1,373,737       2006
                                 7,037,128       2007
                                 3,074,162       2008
Corporate Bond Fund ........       969,306       2003
                                   450,363       2005
                                   662,376       2007
                                   690,266       2008
                                   394,016       2010
Quality Plus Bond Fund .....     1,090,427       2008

* The availability of a portion ($720,883) of the capital loss carryforwards for the Intermediate Government Income Fund, which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

10.  RECLASSIFICATION OF ACCOUNTS

  During the year ended October 31, 2002, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to paydown reclassifications, market discount reclassifications, amortization and discount reclassifications and expired capital loss carryforwards. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                            UNDISTRIBUTED    ACCUMULATED
                                            NET INVESTMENT   NET REALIZED
FUND                       PAID-IN CAPITAL     INCOME        GAIN (LOSS)
----                       ---------------  --------------   ------------
Short-Term Bond Fund ....    $(3,125,222)     $   956,655    $ 2,168,567
Intermediate Government
 Income Fund ............     (2,261,442)       4,111,962     (1,850,520)
Corporate Bond Fund .....             --        1,055,341     (1,055,341)
Quality Plus
 Bond Fund ..............             (1)       4,487,491     (4,487,490)

NOTES TO FINANCIAL STATEMENTS


11.  DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during 2002 and 2001 was as follows:

                      DISTRIBUTIONS PAID IN 2002  DISTRIBUTIONS PAID IN 2001
                      --------------------------  --------------------------
                               ORDINARY                    ORDINARY
  FUND                          INCOME                      INCOME
  ----                         --------                    ---------
Short-Term Bond Fund ..      $ 7,072,521                 $ 6,474,286
Intermediate
 Government
 Income Fund...........       26,556,041                  29,041,931
Corporate Bond Fund....        7,724,048                   6,010,986
Quality Plus Bond Fund        46,287,971                  38,189,602

  There are no significant differences between the distributions to shareholders shown in the Statement of Changes in Net Assets and the tax basis distributions shown above.

  As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                          UNDISTRIBUTED     UNREALIZED
                           CAPITAL LOSS     ORDINARY       APPRECIATION
  FUND                     CARRYFORWARD      INCOME       (DEPRECIATION)
------                     ------------   -------------   --------------
Short-Term Bond Fund ..    $ (4,914,586)    $  454,874      $ 2,477,013
Intermediate Government
 Income Fund...........     (19,445,285)     2,798,806       20,078,588
Corporate Bond Fund....      (3,166,327)       596,631        8,176,477
Quality Plus Bond Fund       (1,090,427)     3,149,661       47,188,085

12.  TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2002, the following Funds earned income from direct obligations of the U.S. Government:

                                         U.S. GOVERNMENT
FUND                                         INCOME
----                                         ------
Short-Term Bond Fund ...................      9.30%
Intermediate Government Income Fund ....     20.65%
Corporate Bond Fund ....................      4.07%
Quality Plus Bond Fund .................     10.76%

  Appropriate tax information detailing U.S. Government income percentages on a calender-year basis will accompany each shareholder's year-end statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatments.

13.  TRUSTEES AND OFFICERS INFORMATION (UNAUDITED)

  The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and Galaxy's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees." Galaxy's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy toll-free at 1-800-345-6611.

                                                                                         NUMBER OF
                                                                                     PORTFOLIOS IN
                                       TERM OF OFFICE                                 FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------          -----------        -----------------

INDEPENDENT TRUSTEES
--------------------

Dwight E. Vicks, Jr.3    Chairman &   Since 4/2/86   Chairman & Director, Vicks Lithograph   52   Director, Utica First Insurance
Age 69                     Trustee                   & Printing Corporation (book                 Company; Director, SBU Bank;
                                                     manufacturing).                              Director, Partners Trust Financial
                                                                                                  Group; Director, Monitor Life
                                                                                                  Insurance Company; Director,
                                                                                                  Commercial Travelers Mutual
                                                                                                  Insurance Company.

Louis DeThomasis           Trustee    Since 7/24/86  President, Saint Mary's University      52              None
Age 62                                               of Minnesota.

Kenneth A Froot5           Trustee    Since 12/5/00  Professor of Finance,                   52              None
Age 45                                               Harvard University.

James M. Seed              Trustee    Since 5/26/88  President, The Astra Ventures,          52   Chairman and Director, Fischer
Age 61                                               Incorporated (oil and gas exploration;       -Watt Gold Co.; Director, XSCI,
                                                     private equity).                             Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                       PORTFOLIOS IN
                                       TERM OF OFFICE                                   FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)           OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS             BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------            ------------        -----------------
INTERESTED TRUSTEE
------------------
John T. O'Neill6           Trustee     Since 2/25/88   Private Investor; Executive Vice         52                    None
Age 58                                                 President and Chief Financial Officer,
                                                       Hasbro, Inc. (toy and game
                                                       manufacturer) until December 1999.

OFFICERS
--------
Keith T. Banks7            President    Since 9/5/02   Chief Investment Officer and Chief       N/A                   N/A
590 Madison Avenue                                     Executive Officer, Columbia
36th Floor                                             Management Group, Inc., since
Mail Stop NY EH 30636A                                 August 2000; Managing Director and
New York, NY  10022                                    Head of U.S. Equity, J.P. Morgan
Age 46                                                 Investment Management, from
                                                       November 1996 to August 2000.

Joseph R. Palombo8     Vice President   Since 9/5/02   Chief Operating Officer, Columbia        N/A                   N/A
One Financial Center                                   Management Group, Inc., since
Boston, MA  02111                                      November 2001; Chief Operations
Age 48                                                 Officer of Mutual Funds, Liberty
                                                       Financial Companies, Inc., from
                                                       August 2000 to November 2001;
                                                       Executive Vice President, Stein Roe
                                                       & Farnham Incorporated, since April
                                                       1999 and Director since September
                                                       2000; Executive Vice President and
                                                       Director, Colonial Management
                                                       Associates, Inc., since April 1999;
                                                       Executive Vice President and Chief
                                                       Administrative Officer, Liberty
                                                       Funds Group, LLC, since April 1999;
                                                       Trustee and Chairman of the Board,
                                                       the Stein Roe Family of Funds,
                                                       since October 2000; Manager, Stein
                                                       Roe Floating Rate Limited Liability
                                                       Company, since October 2000; Vice
                                                       President, the Liberty Funds, from
                                                       April 1999 to August 2000; Chief
                                                       Operating Officer and Chief
                                                       Compliance Officer, Putnam Mutual
                                                       Funds, from December 1993 to March
                                                       1999.

Glen P. Martin9        Vice President  Since 9/5/02    Director, Strategy and Product           N/A                   N/A
One Financial Center                                   Management Division, and Senior Vice
Boston, MA  02111                                      President, Columbia Management
Age 43                                                 Group, Inc., since March 2002; Interim
                                                       Managing Director, Mutual Fund
                                                       Division, and Senior Vice
                                                       President, Fleet Asset Management,
                                                       from April 2001 to March 2002;
                                                       Director, Product Development and
                                                       Marketing, and Senior Vice
                                                       President, Fleet Investment
                                                       Management, from 1999 to April
                                                       2001; Investment Marketing Manager
                                                       and Vice President, Fleet
                                                       Investment Management, from 1997 to
                                                       1999.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                       TERM OF OFFICE                                     FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)             OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS               BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------              -----------        -----------------
Vicki L. Benjamin10   Chief Accounting Since 9/5/02    Vice President, Liberty Funds Group,     N/A                   N/A
One Financial Center    Officer and                    LLC, since April 2001; Vice President,
Boston, MA  02111       Controller                     Corporate Audit, State Street Bank and
Age 40                                                 Trust Company, from May 1998 to
                                                       April 2001; Senior Audit Manager,
                                                       Coopers & Lybrand, LLP, from July
                                                       1997 to May 1998; Audit Manager,
                                                       Coopers & Lybrand, LLP, from July
                                                       1994 to June 1997.

J. Kevin Connaughton11  Treasurer      Since 9/5/02    Senior Vice President, Liberty Funds     N/A                   N/A
One Financial Center                                   Group, LLC, since January 2001; Vice
Boston, MA  02111                                      President, Liberty Funds Group, LLC,
Age 37                                                 from April 2000 to January 2001; Vice
                                                       President, Colonial Management Associates,
                                                       Inc., from February 1998 to October 2000;
                                                       Senior Tax Manager, Coopers & Lybrand,
                                                       LLP, from April 1996 to January 1998.

W. Bruce McConnel12     Secretary      Since 4/3/86    Partner of the law firm Drinker          N/A                   N/A
One Logan Square                                       Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 59


----------------------------------------------

1.     Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston,
       Massachusetts 02111, Attn:  Glen P. Martin.
2.     Each trustee holds office for an indefinite term until the earliest of:  (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with
       Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates.  Each officer holds office for an indefinite term until the earliest of:  (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's
       Code of Regulations; or (c) Galaxy terminates.
3.     The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (39 open-end investment company portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 open-end investment company portfolios) and Galaxy Fund II (5 open-end investment company portfolios). In addition to
       Galaxy, Mr. Vicks also serves as Chairman of The Galaxy VIP Fund and Galaxy Fund II.
4.     Directorships of companies required to report to the Securities and Exchange Commission under the Securities
       Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5.     Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National
       Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.
6.     Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial
       Corporation.
7.     Mr. Banks also serves as President of The Galaxy VIP Fund, Galaxy Fund II and the Liberty Family of Funds ("Liberty
       Funds").  The Liberty Funds consist of 53 open-end and 9 closed-end investment company portfolios.
8.     Mr. Palombo also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
9.     Mr. Martin also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
10.    Ms. Benjamin also serves as Chief Accounting Officer and Controller of The Galaxy VIP Fund, Galaxy Fund II, the
       Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds
       consist of 2 closed-end investment company portfolios.
11.    Mr. Connaughton also serves as Treasurer of The Galaxy VIP Fund, Galaxy Fund II, the Liberty Funds and the Liberty
       All-Star Funds.
12.    Mr. McConnel also serves as Secretary of The Galaxy VIP Fund and Galaxy Fund II.

NOTES TO FINANCIAL STATEMENTS

14.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

  In connection with the consolidation of its mutual fund operations, CMG proposed the reorganization of the Funds and certain other Galaxy portfolios into corresponding portfolios of other investment companies managed by Fleet and its affiliates. CMG proposed that the Funds be reorganized into corresponding portfolios of Liberty Funds Trust III ("Liberty III") and Columbia Short Term Bond Fund ("Columbia" and, collectively with Liberty III, the "Liberty/Columbia Funds"). On June 17, 2002, Galaxy's Board of Trustees approved Agreements and Plans of Reorganization among Galaxy, CMG and each of Liberty III and Columbia. The Liberty/Columbia Funds' Boards of Trustees also approved the Agreements and Plans of Reorganization. At a special meeting of shareholders held on October 18, 2002, shareholders of the Funds approved the Agreements and Plans of Reorganization with respect to their respective Funds. The following were the results of the vote:

      FUND                FOR           AGAINST        ABSTAIN
-----------------   --------------   -----------    -----------
Galaxy Short-Term
 Bond Fund ......   14,064,730.356    74,545.641     98,827.251
Galaxy Intermediate
 Government
 Income Fund ....   43,682,373.557    69,440.077    142,489.356
Galaxy Corporate
 Bond Fund ......   12,999,563.101     2,058.354     17,882.493
Galaxy Quality Plus
 Bond Fund ......   62,743,954.826    74,197.165    145,696.810

15.  SUBSEQUENT EVENT - COMPLETION OF THE REORGANIZATION OF THE FUNDS
     (UNAUDITED)

  As of December 9, 2002, the reorganization of each Fund had been completed. In connection with the reorganization, the assets and liabilities of each Fund were transferred to corresponding portfolios of the Liberty/Columbia Funds as follows:

GALAXY FUND                      CORRESPONDING LIBERTY/COLUMBIA FUND
-----------                      -----------------------------------
Galaxy Short-Term Bond Fund      Columbia Short Term Bond Fund
Galaxy Intermediate              Liberty Intermediate
 Government Income Fund           Government Income Fund
Galaxy Corporate Bond Fund       Liberty Corporate Bond Fund
Galaxy Quality Plus Bond Fund    Liberty Quality Plus Bond Fund

  Each of the Liberty Intermediate Government Income Fund, Liberty Corporate Bond Fund and Liberty Quality Plus Bond Fund is continuing the business, including carrying forward the financial and performance history, of its corresponding Galaxy Fund following the reorganization.

  On November 25, 2002, the Liberty Intermediate Government Income Fund ("Liberty Intermediate Fund") acquired all the net assets of the Galaxy Intermediate Government Income Fund ("Galaxy Intermediate Fund") pursuant to a plan of reorganization approved by the Galaxy Intermediate Fund shareholders on October 18, 2002. All assets of the Galaxy Intermediate Fund have been transferred to the Liberty Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Intermediate Fund have received 50,195,911 shares of the Liberty Intermediate Fund in exchange for their shares as follows:

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         LIBERTY               GALAXY                LIBERTY
                                    INTERMEDIATE FUND     INTERMEDIATE FUND     INTERMEDIATE FUND
                                    -----------------     -----------------     -----------------
Net Assets .....................    $              --     $     536,015,907     $     536,015,907
Shares Outstanding .............                   --            50,195,911            50,195,911
Unrealized Appreciation ........    $              --     $      16,809,212     $      16,809,212

NOTES TO FINANCIAL STATEMENTS

On November 25, 2002, the Liberty Corporate Bond Fund acquired all the net assets of the Galaxy Corporate Bond Fund pursuant to a plan of reorganization approved by the Galaxy Corporate Bond Fund shareholders on October 18, 2002. All assets of the Galaxy Corporate Bond Fund have been transferred to the Liberty Corporate Bond Fund in a tax-free exchange and shareholders of the Galaxy Corporate Bond Fund have received 15,159,152 shares of the Liberty Corporate Bond Fund in exchange for their shares as follows:

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                   -----------------------------------------   -------------------
                                         LIBERTY               GALAXY                LIBERTY
                                   CORPORATE BOND FUND   CORPORATE BOND FUND   CORPORATE BOND FUND
                                   -------------------   -------------------   -------------------
Net Assets .....................    $              --     $     165,569,125     $     165,569,125
Shares Outstanding .............                   --            15,159,152            15,159,152
Unrealized Appreciation ........    $              --     $       7,693,797     $       7,693,797

  On November 25, 2002, the Liberty Quality Plus Bond Fund ("Liberty Quality Plus Fund") acquired all the net assets of the Galaxy Quality Plus Bond Fund ("Galaxy Quality Plus Fund") pursuant to a plan of reorganization approved by the Galaxy Quality Plus Fund shareholders on October 18, 2002. All assets of the Galaxy Quality Plus Fund have been transferred to the Liberty Quality Plus Fund in a tax-free exchange and shareholders of the Galaxy Quality Plus Fund have received 84,139,642 shares of the Liberty Quality Plus Fund in exchange for their shares as follows:

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         LIBERTY               GALAXY                LIBERTY
                                    QUALITY PLUS FUND     QUALITY PLUS FUND     QUALITY PLUS FUND
                                    -----------------     -----------------     -----------------
Net Assets .....................    $              --     $     943,003,086     $     943,003,086
Shares Outstanding .............                   --            84,139,642            84,139,642
Unrealized Appreciation ........    $              --     $      43,204,256     $      43,204,256

  On December 9, 2002, the Columbia Short Term-Bond Fund ("Columbia Short-Term Fund") acquired all the net assets of the Galaxy Short-Term Bond Fund ("Galaxy Short-Term Fund") pursuant to a plan of reorganization approved by the Galaxy Short-Term Fund shareholders on October 18, 2002. All assets of the Galaxy Short-Term Fund have been transferred to the Columbia Short-Term Fund in a tax-free exchange and shareholders of the Galaxy Short-Term Fund have received 25,924,097 shares of the Columbia Short-Term Fund in exchange for their shares as follows:

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                        COLUMBIA               GALAXY               COLUMBIA
                                     SHORT-TERM FUND       SHORT-TERM FUND       SHORT-TERM FUND
                                    -----------------     -----------------     -----------------
Net Assets .....................    $     125,747,137     $     223,465,181     $     349,212,318
Shares Outstanding .............           14,579,408            22,147,247            40,503,505
Unrealized Appreciation ........    $       1,883,643     $       3,331,362     $       5,215,005

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy Quality Plus Bond Fund (formerly High Quality Bond Fund) (four of the portfolios comprising The Galaxy Fund) (collectively, the "Funds") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy Quality Plus Bond Fund portfolios of The Galaxy Fund at October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /S/ ERNST & YOUNG LLP


Boston, Massachusetts
December 12, 2002

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